                                                                  EXHIBIT 10.11


                    ACQUISITION AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                             RADIANT SYSTEMS, INC.

                             3 BS ENTERPRISES, INC.

                             5 RS ENTERPRISES, INC.

              THE WILLIAM J. BUDWITZ CHARITABLE REMAINDER UNITRUST

                THE H. MARTIN RICE CHARITABLE REMAINDER UNITRUST

                                      AND

                                 H. MARTIN RICE
                                      AND
                               WILLIAM J. BUDWITZ


                               DECEMBER 31, 1996

                         AGREEMENT AND PLAN OF MERGER
                               TABLE OF CONTENTS

SECTION 1.  THE MERGERS....................................................   2
            1.1.  The Mergers..............................................   2
            1.2.  Effective Time of the Mergers............................   3
            1.3.  Closing..................................................   3
            1.4.  Effect of the Merger.....................................   3
            1.5.  Articles of Incorporation; Bylaws........................   3
            1.6.  Directors and Officers...................................   4
            1.7.  Shareholders' Meetings of 3Bs and 5Rs....................   4

SECTION 2.  THE ASSET SALES................................................   4
            2.1.  The Asset Sales..........................................   4
            2.2.  Effective Time of the Asset Sales........................   5

SECTION 3.  CONSIDERATION..................................................   5
            3.1.  Total Consideration......................................   5
            3.2.  Consideration for Profits Interest Sale..................   6
            3.3.  Consideration for Trust Asset Sales......................   6
            3.4.  Merger Consideration.....................................   7

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND..............   8
            THE SHAREHOLDERS
            4.1.  Corporate or Entity Representations as to Sellers........   8
            4.2.  Shareholders.............................................  10
            4.3.  Billmart Entity Representations and Warranties...........  10
            4.4.  PrysmTech Entity Representations and Warranties..........  11
            4.5.  Distribution of Schedule 4.5 Assets and Certain
                  Other Assets.............................................  12
            4.7.  Statements of Assets and Liabilities and
                  Financial Statements.....................................  13
            4.8.  Tax Matters..............................................  14
            4.9.  Absence of Certain Changes...............................  14
            4.10. Absence of Undisclosed Liabilities.......................  14
            4.11. Litigation and Claims....................................  15
            4.12. Title to and Condition of Properties.....................  15
            4.13. Nature of the Businesses; Contracts......................  15
            4.14. Employment Matters.......................................  16
            4.15. Trade Rights.............................................  16
            4.16. Bank Accounts............................................  17
            4.17. Conveyance of Profits Interest...........................  17
            4.18. Securities Law Matters...................................  17
            4.19. No Brokers or Finders....................................  18


            4.20. Disclosure...............................................  18

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF RADIANT......................  18
            5.1.  Corporate................................................  18
            5.2.  Authority................................................  19
            5.3.  No Brokers or Finders....................................  19
            5.4.  Disclosure...............................................  19

SECTION 6.  COVENANTS......................................................  19
            6.1.  Tax Treatment: Securities Law Matters....................  19
            6.2.  Notification.............................................  20
            6.3.  Best Efforts.............................................  20
            6.4.  Exclusive Dealing........................................  20
            6.5.  Further Assurances.......................................  20
            6.6.  Operation in Ordinary Course.............................  20
            6.7.  Employment Agreements of Budwitz and Rice................  21
            6.8.  Grant of Options to Budwitz and Rice.....................  21

SECTION 7.  POST-CLOSING COVENANTS.........................................  21
            7.1.  Termination of Public Offering Rights
                  in PrysmTech Operating Agreement.........................  21
            7.2.  Shareholders' Put Right Relating to Radiant IPO..........  22
            7.3.  Shareholders' Post-IPO Registration Rights
                  with Respect to Radiant Common Stock.....................  23
            7.4.  Restrictions on Transfer.................................  27
            7.5.  Tax Matters..............................................  30
            7.6.  Dissolution of Billmart and PrysmTech....................  32
            7.7.  Transition Loans to Rice and Budwitz.....................  32

SECTION 8.  CONDITIONS PRECEDENT TO OBLIGATIONS OF RADIANT.................  32
            8.1.  Representations and Warranties True as of the
                  Closing Date.............................................  32
            8.2.  Compliance With Agreement................................  32
            8.3.  Absence of Suit..........................................  33
            8.4.  Consents and Approvals...................................  33
            8.5.  Exemption................................................  33

SECTION 9.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLERS
            AND THE SHAREHOLDERS...........................................  33
            9.1.  Representations and Warranties True on
                  the Closing Date.........................................  33
            9.2.  Compliance With Agreement................................  33
            9.3.  Absence of Suit..........................................  33


SECTION 10. SECTION SURVIVAL OF REPRESENTATIONS AND WARRANTIES/
            INDEMNITY......................................................  34
            10.1. Survival of Representations and Warranties...............  34
            10.2. Indemnification by Shareholders..........................  34
            10.3. Indemnification by Radiant...............................  34
            10.4. Set-Off..................................................  35
            10.5. Conditions of Indemnification............................  35
            10.6. Payment..................................................  35
            10.7. No Waiver................................................  36
            10.8. Adjustment of Liability..................................  36
            10.9. Non-Exclusive Remedy.....................................  36

SECTION 11. CLOSING........................................................  36
            11.1. Documents to be Delivered by the Sellers
                  and the Shareholders.....................................  36
            11.2. Documents to be Delivered by Radiant.....................  38

SECTION 12. TERMINATION....................................................  39
            12.1. Termination..............................................  39

SECTION 13. MISCELLANEOUS..................................................  40
            13.1. Expenses.................................................  40
            13.2. Entire Agreement.........................................  40
            13.3. Waivers and Consents.....................................  40
            13.4. Notices..................................................  40
            13.5. Gender...................................................  41
            13.6. Governing Law............................................  41
            13.7. Arbitration..............................................  41
            13.8. Parties in Interest......................................  42
            13.9. Severability.............................................  42
            13.10 Counterparts.............................................  42
            13.11 Confidentiality..........................................  42


EXHIBITS:

   Exhibit 1   -  Names, Addresses and Shareholdings of Shareholders of
                  3Bs and 5Rs
   Exhibit "A" -  Form of Term Note
   Exhibit "B" -  Form of Security and Agency Agreement
   Exhibit "C" -  Form of Transition Loan Note
   Exhibit "D" -  Form of Budwitz Employment Agreement
   Exhibit "E" -  Form of Rice Employment Agreement
   Exhibit "F" -  Form of ISO Agreement
   Exhibit "G" -  Form of NQO Agreement


   Exhibit "H" -  Form of Assignment and Transfer of Limited Liability
                  Company Membership Interest
   Exhibit "I" -  Form of Assignment and Transfer of Profits Interest
   Exhibit "J" -  Form of Certificate of Shareholder
   Exhibit "K" -  Form of Secretary's Certificate
   Exhibit "L" -  Form of Officer's Certificate
   Exhibit "M" -  Form of Certificate of Trustee
   Exhibit "N" -  Form of Manager's Certificate of Billmart
   Exhibit "O" -  Form of Manager's Certificate of PrysmTech
   Exhibit "P" -  Form of Opinion of Sellers' and Shareholders' Counsel
   Exhibit "Q" -  Form of Sirrom Intercreditor Agreement
   Exhibit "R" -  Form of Certificate of Merger
   Exhibit "S" -  Form of Secretary's Certificate of Radiant
   Exhibit "T" -  Form of Officer's Certificate of Radiant
   Exhibit "U" -  Form of Opinion of Counsel of Radiant

                                   SCHEDULES
                                   ---------

Schedule 4.1.(f)  -   Capitalization of 3Bs and 5Rs
Schedule 4.3(e)   -   Billmart Members, Managers and Officers
Schedule 4.4(e)   -   PrysmTech Managers and Officers
Schedule 4.4(f)   -   Capitalization of PrysmTech
Schedule 4.5(a)   -   Schedule 4.5 Assets and Holders Thereof
Schedule 4.6      -   Exceptions to No Violations or Conflicts
Schedule 4.7      -   Financial Statements
Schedule 4.9      -   Absence of Certain Changes
Schedule 4.10     -   Off Balance Sheet and Undisclosed Liabilities
Schedule 4.12     -   Lien
Schedule 4.13     -   Billmart License Agreement; Contracts
Schedule 4.15     -   Trade Rights
Schedule 4.16     -   Bank Accounts

                   ACQUISITION AGREEMENT AND PLAN OF MERGER


     THIS ACQUISITION AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of December 31, 1996, by and among RADIANT SYSTEMS, INC., a Georgia corporation ("Radiant"), 3BS ENTERPRISES, INC., a Georgia corporation ("3Bs"), 5RS ENTERPRISES, INC., a Georgia corporation ("5Rs"), THE WILLIAM J. BUDWITZ CHARITABLE REMAINDER UNITRUST, a Georgia trust having as its trustee William J. Budwitz (the "Budwitz Trust"), THE H. MARTIN RICE CHARITABLE REMAINDER UNITRUST, a Georgia trust having as its trustee H. Martin Rice (the "Rice Trust"), H. MARTIN RICE, an individual resident of Georgia ("Rice") and WILLIAM
J. BUDWITZ, an individual resident of Georgia ("Budwitz").

                                    RECITALS

     WHEREAS, Budwitz is the sole shareholder of 3Bs and is the settlor and a trustee of the Budwitz Trust, and Rice is the sole shareholder of 5Rs and is the settlor and a trustee of the Rice Trust (Budwitz and Rice collectively referred to as the "Shareholders"); and

     WHEREAS, 3Bs, 5Rs, the Budwitz Trust and the Rice Trust collectively are the only owners of the entire outstanding membership interest in Billmart, LLC, a Georgia limited liability company ("Billmart") (3Bs, 5Rs, the Budwitz Trust and the Rice Trust hereinafter sometimes collectively referred to as the "Sellers"); and

     WHEREAS, Billmart has offered to grant to Sony Theatre Management Corporation, a Delaware corporation ("Sony"), a two percent (2%) profits interest in Billmart (the "Profits Interest"), which (if accepted and issued) will be the only outstanding interest in capital or profits of Billmart other than the membership interests held by the Sellers; and

     WHEREAS, Billmart and Radiant collectively are the owners of the entire outstanding membership interest in PrysmTech, LLC, a Georgia limited liability company ("PrysmTech"); and

     WHEREAS, substantially the entire business of Billmart consists of Billmart's ownership of its respective interest in PrysmTech and ownership of certain software which is exclusively licensed to PrysmTech (collectively, the "Billmart Business"); and

     WHEREAS, PrysmTech is engaged in the business of developing and marketing automated point-of-sale ticketing, back office and headquarters office systems for the entertainment industry, which include proprietary and other software incorporated with computer hardware (the "PrysmTech Business"); and

     WHEREAS, Radiant desires to acquire from the Sellers and Sony, on the terms and conditions set forth herein, the entire ownership interest in Billmart (including both the membership interests therein and the Profits Interest) as well as certain other assets related to the PrysmTech Business which are held by the Sellers as of the date hereof, and thereby to acquire the Billmart Business and the PrysmTech Business, and the Sellers desire to convey to Radiant, on the terms and conditions set forth herein, such entire ownership interest in Billmart and to procure conveyance to Radiant of the Profits Interest; and

     WHEREAS, the respective Boards of Directors of 3Bs and Radiant have approved the merger of 3Bs with and into Radiant (the "3Bs Merger"), the Respective Boards of Directors of 5Rs and Radiant have approved the merger of 5Rs with and into Radiant (the "5Rs Merger") (the 3Bs Merger and the 5Rs Merger collectively referred to herein as the "Mergers") and the Board of Directors of Radiant and the respective trustees of the Rice Trust and the Budwitz Trust have approved the sale by each such respective trust of its respective membership interest in Billmart to Radiant (the "Trust Asset Sales", and collectively with
the sale to Radiant by Sony of the Profits Interest, the "Asset Sales"),   all
pursuant to this Agreement and their respective articles of incorporation and bylaws or their respective trust agreements, as applicable, and the applicable corporation or trust laws or their respective jurisdictions of organization; and

     WHEREAS, the respective Boards of Directors of Radiant, 3Bs and 5Rs, as well as the Rice Trust, the Budwitz Trust and the Shareholders (individually) believe that the proposed Mergers and Asset Sales, and the exchange of promissory notes and shares of Radiant's no par value, nonvoting Class A common stock ("Class A Stock") for all the shares of 3Bs common stock (the "3Bs Shares") and 5Rs common stock (the "5Rs Shares") and for the Billmart membership interests owned by the trusts and for the Profits Interest, pursuant to and subject to the terms of this Agreement, are desirable and in the best interests of the respective entities and Shareholders; and

     WHEREAS, each of Radiant, 3Bs, 5Rs, the Budwitz Trust, the Rice Trust and the Shareholders desire to make certain representations and warranties and agreements in connection with the Mergers and Asset sales and the other transactions contemplated herein and to prescribe various conditions to such transactions;

     NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. THE MERGERS

     1.1.  The Mergers.  Subject to the terms and conditions of this Agreement
           -----------
and at the Effective Time (as hereinafter defined):

           (a)  3Bs Merger.  3Bs shall merge with and into Radiant in accordance
                ----------
with the Georgia Business Corporation Code (the "GBCC"), as a result of which the separate corporate existence of 3Bs will cease and Radiant shall be the surviving corporation under the laws of the State of Georgia;

           (b)  5Rs Merger.  5Rs shall merge with and into Radiant in accordance
                ----------
with the GBCC, as a result of which the separate corporate existence of 5Rs will cease and Radiant shall be the surviving corporation under the laws of the State of Georgia. (References to the "Surviving Corporation" herein are to Radiant as the corporation surviving the 3Bs Merger and the 5Rs Merger, as the context requires.)

     1.2.  Effective Time of the Mergers.
           -----------------------------

     Promptly after the Closing (as hereinafter defined) and subject to the provisions of this Agreement:

           (i) a certificate of merger shall be duly prepared and executed by Radiant and 3Bs and thereafter delivered to the Secretary of State of the State of Georgia for filing as provided in the GBCC (the "3Bs Certificate of Merger"). The 3Bs Merger shall become effective upon the filing of the 3Bs Certificate of Merger with the Secretary of State of the State of Georgia or at such time within two business days thereafter as is provided in the 3Bs Certificate of Merger (the "3Bs Effective Time"); and

           (ii) a certificate of merger shall be duly prepared and executed by Radiant and 5Rs and thereafter delivered to the Secretary of State of the State of Georgia for filing as provided in the GBCC (the "5Rs Certificate of Merger"). The 5Rs Certificate of Merger shall be filed such that the 5Rs Merger shall become effective at the 3Bs Effective Time.

     1.3.  Closing.  The Closing of the Mergers ("Closing") will take place
           -------
     at 11 o'clock a.m. on December 31, 1996 at the offices of Smith, Gambrell & Russell, LLP, counsel to Radiant, Suite 1800, 3343 Peachtree Road, NE, Atlanta, Georgia 30326, unless another date or place is agreed to in writing by the parties hereto (the "Closing Date"). Notwithstanding the foregoing, if the Closing does not take place on the date referred to in the preceding sentence because any condition to the obligations of Radiant, on the one hand, or any of the Sellers and/or the Shareholders, on the other hand, to close under this Agreement is not met on that date, then subject to the provisions of Section 10 herein, the other parties may postpone the Closing from time to time to any designated subsequent business day not more than five business days after the original or postponed date on which such Closing was to occur by delivering notice of such postponement not later than the day prior to the day the Closing was to occur.

     1.4.  Effect of the Merger.  At or immediately after the Effective Time,
           --------------------
the Mergers shall have the effects set forth in the GBCC. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all properties, rights, privileges, powers and franchises of 3Bs and 5Rs shall vest in the Surviving Corporation, and all debts, liabilities and duties of 3Bs and 5Rs shall become the debts, liabilities and duties of the Surviving Corporation.

     1.5.  Articles of Incorporation; Bylaws.  At the Effective Time, (i) the
           ---------------------------------
Articles of Incorporation of the Surviving Corporation, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation, and (ii) the Bylaws of the Surviving Corporation, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation, in each case until duly amended in accordance with applicable law.

     1.6.  Directors and Officers.  At the Effective Time, the directors of the
           ----------------------
Surviving Corporation immediately prior to the Effective Time shall become the directors of the Surviving Corporation, and the officers of the Surviving Corporation immediately prior to the Effective Time shall become the officers of the Surviving Corporation, each such director and officer to hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the articles of incorporation and bylaws of the Surviving Corporation and applicable law.

     1.7.  Shareholders' Meetings of 3Bs and 5Rs.  3Bs and 5Rs each will take
           -------------------------------------
all action necessary, in accordance with the GBCC and other applicable law and its respective articles or certificate of incorporation and bylaws, to either take action by the unanimous written consent of their respective Shareholders or to convene a special meeting of their respective Shareholders ( a "Meeting") as promptly as practicable for the purpose of considering and taking action upon the 3Bs Merger or the 5Rs Merger, as the case may be, and this Agreement. The Board of Directors of each of 3Bs and 5Rs will recommend that their respective Shareholders vote in favor of and approve the 3Bs Merger or the 5Rs Merger, as the case may be, and this Agreement and will take all action necessary to obtain the unanimous written consent of their respective Shareholders to the foregoing or to obtain such approval at the applicable Meeting.

SECTION 2. THE ASSET SALES

     2.1.  The Asset Sales.   Subject to the terms and conditions of this
           ---------------
Agreement, on the Closing Date:

           (i) The Rice Trust shall sell to Radiant all of the outstanding membership interest in Billmart owned by the Rice Trust (the "Rice Trust Units"), which sale shall be effected by delivery to Radiant at the Closing of a document of assignment and transfer of limited liability company membership interest with respect to the Rice Trust Units, in form and substance satisfactory to Radiant, duly executed by a trustee or other validly authorized agent of the Rice Trust; and

           (ii) The Budwitz Trust shall sell to Radiant all of the outstanding membership interest in Billmart owned by the Budwitz Trust (the "Budwitz Trust Units"), which sale shall be effected by delivery to Radiant at the Closing of a document of assignment and transfer of limited liability company membership interest with respect to the Budwitz Trust Units, in form and substance satisfactory to Radiant, duly executed by a trustee or other validly authorized agent of the Budwitz Trust; and

           (iii) Simultaneously with the effectuation of the Trust Asset Sales, the Sellers and the Shareholders shall cause to be delivered to Radiant either:
(A) a document of assignment and transfer of profits interest, with respect to the Profits Interest, or a release of Billmart, its members and Radiant (as successor thereto) of any claims which Sony may have in respect of the Profits Interest (the "Profits Interest Release") in either case in form and substance satisfactory to Radiant and duly executed by a duly authorized executive officer or other validly authorized agent of Sony; or (B) a written undertaking addressed to Radiant and executed by each of the Shareholders, in form and substance reasonably satisfactory to Radiant (the "Profits Interest Undertaking"), agreeing to the withholding by Radiant of the Profits Interest Consideration (as defined in Section 3.2 hereof) until Radiant has received either of the agreements described in clause (A) of this Section 2.1(iii), and undertaking to use their best efforts to obtain delivery to Radiant of either of the two agreements described in clause (A) hereof, duly executed by Sony.

     2.2.  Effective Time of the Asset Sales.  All of the Asset Sales shall take
           ---------------------------------
place at the Closing (as defined in Paragraph 1.3, above), and shall be deemed to be effective on the Closing Date (as defined in Paragraph 1.3, above).

SECTION 3. CONSIDERATION

     3.1.  Total Consideration.  The aggregate total consideration which will be
           -------------------
paid by Radiant for the Mergers and the Asset Sales ("Total Consideration") shall be:

           (i) $3,000,000 payable in the form of promissory notes (collectively, the "Term Notes"), each of which shall be in the form attached hereto as Exhibit "A" and which shall:
          -----------

                    (x) bear interest at the rate of eight and one-half percent
                (8.5%) per annum, cumulative but not compounded, with interest accruing and payable monthly, and with principal and any accrued but unpaid interest payable in full on the second anniversary of the date of issuance thereof, provided that the maturity of each Term Note shall accelerate in full on the effective date of a Qualified Public Offering (as defined in Section 7.2(a)(i) hereof); and

                    (y) collectively, be secured by the pledge of the assets
                constituting the PrysmTech Business, as operated as a division or a subsidiary of Radiant, subject to and under the terms and conditions of a Security and Agency Agreement in the form attached hereto as Exhibit "B"; and
                                   -----------

           (ii) 300,000 shares of the Class A Stock (the "Merger Shares").

Solely for the purpose of this Agreement (and not for any other purpose), in calculating the value of the Total Consideration, or any portion thereof, the Term Notes shall be deemed to have a value equal to the principal face amount thereof, and the Merger Shares shall be deemed to have a value of $7.00 per share (which amount does not give effect to any applicable discount attributable to absence of marketability or control status in the hands of any holder).

     3.2.  Consideration for Profits Interest Sale.
           ---------------------------------------

           (a) In the event of delivery to Radiant at the Closing of either of the agreements described in clause (A) of Section 2.1(iii) hereof, duly executed by Sony, Sony shall receive at the Closing, as consideration for its sale to Radiant of (or its release of claims, as described in Section 2.1, in respect of) the Profits Interest, one or more Term Notes having an aggregate principal face amount equal to two percent (2%) of the value of the Total Consideration (the "Profits Interest Consideration"), together with an agreement (the "Sony Option"), in form and substance reasonably satisfactory to Radiant, executed in favor of Sony by each of the Shareholders, providing for the grant to Sony by each Shareholder of an option to purchase, at an exercise price of $7.00 per share, up to 3,000 shares of the Merger Shares issued to such Shareholder pursuant to this Agreement, provided that such option (i) may be: exercisable only upon the consummation of a Qualified Public Offering (as defined in Section 7.2(a)(i) hereof); (ii) shall expire on the earlier to occur of (A) March 31, 1999, or (B) the exercise by the Shareholders of the Shareholders' Put Right pursuant to Section 7.2 hereof; and (iii) may be exercised by requiring payment to Sony from each Shareholder, in exchange for endorsement to both the Shareholders of any Term Note or Term Notes then held by Sony, of a cash amount determined by multiplying the Put Valuation Price (as defined in Section 7.2 hereof) by 3,000.

           (b) In the event of delivery to Radiant at the Closing of the Profits Interest Undertaking (as described in clause (B) of Section 2.1(iii) hereof):
(i) Radiant shall deliver to an escrow agent mutually agreed upon among Radiant and Shareholders (the "Escrow Agent") the Term Note or Term Notes representing the Profits Interest Consideration, duly executed in favor of Sony by Radiant, and each of the Shareholders shall deliver to the Escrow Agent the agreements, duly executed by such Shareholder, representing his respective Sony Option (as defined in clause 3.2(a) above); and (ii) each of the Shareholders, Radiant and the Escrow Agent shall enter into an escrow agreement, dated the Closing Date (the "Escrow Agreement"), in form and substance reasonably satisfactory to each of Radiant and the Shareholders, providing among other things that the Escrow Agent shall hold the Term Notes described in clause (ii) of this subsection 3.2(b) and the Sony Options pending, and shall deliver such instruments and agreements to Sony upon, Sony's delivery to the Escrow Agent of either of the agreements described in clause (A) of Section 2.1(iii) hereof, and further providing for, in the absence of earlier delivery thereof to Sony pursuant to the terms of the Escrow Agreement, the Escrow Agent's redelivery of such Term Note(s) to Radiant and of such Sony Options to the respective signatory Shareholder thereto, on the second anniversary of the date of Closing.

     3.3.  Consideration for Trust Asset Sales.    As used herein, "Adjusted
           -----------------------------------
Total Consideration" shall mean the value of the Total Consideration reduced by the value of the Profits Interest Consideration (as determined pursuant to Section 2.2, above). Each of the Trusts will be entitled to receive the following respective amounts of consideration for its respective Asset Sale:

           (i) as consideration for its sale to Radiant of the Rice Trust Units, the Rice Trust shall receive a principal amount of the Term Notes equal to $510,000 (the "Rice Trust Consideration"); and

           (ii) as consideration for its sale to Radiant of the Budwitz Trust Units, the Budwitz Trust shall receive a principal amount of the Term Notes equal to $1,250,000 (the "Budwitz Trust Consideration").

     3.4.  Merger Consideration.
           --------------------

           (a)  Merger Consideration.   At the Effective Time, by virtue of the
                --------------------
3Bs Merger and the 5Rs Merger, and without any action on the part of the 3Bs Shareholders, or the 5Rs Shareholders, the 3Bs Shares and 5Rs Shares which are issued and outstanding immediately prior to the Effective Time shall be converted into and represent the right to receive in the aggregate (i) Term Notes having an aggregate principal face amount equal to the remainder of subtracting from $3,000,000 the aggregate Value of the Profits Interest Consideration, the Rice Trust Consideration and the Budwitz Trust Consideration; and (ii) subject to the proviso set forth in the following sentence, the Merger Shares (the consideration in clauses (i) and (ii) hereof hereinafter referred to as the "Merger Consideration"). Upon surrender to the Surviving Corporation of the certificate or certificates representing the 3Bs Shares and the 5Rs Shares, as the case may be, accompanied by such other documents as the Surviving Corporation may reasonably request, the Surviving Corporation shall promptly deliver to the Shareholders the portion of the Merger Consideration to which such Shareholder is entitled with respect to the certificate or certificates delivered, and such certificates shall forthwith be retired and canceled.

           (b)  Allocation of Merger Consideration.  The Merger Consideration,
                ----------------------------------
both that payable by delivery of Term Notes and that payable by delivery of the Merger Shares, shall be as follows: (i) the Term Notes comprising the Merger Consideration shall be allocated (by principal amount) $199,000 to 3Bs and $939,000 to 5Rs; and (ii) the Merger Shares shall be allocated 50% to 3Bs and 50% to 5Rs. Subject to the provisions of the last subsection hereof, each holder of issued and outstanding 3Bs Shares, and/or 5Rs Shares, as the case may be, shall be entitled to receive his pro rata share of the Merger Consideration allocable to the 3Bs Shares and/or 5Rs Shares, as the case may be, determined by dividing the number of such 3Bs Shares or 5Rs Shares, as the case may be, represented by the certificate or certificates appropriately surrendered for cancellation by such Shareholder by the total number of the issued and outstanding shares of 3Bs Shares or 5Rs Shares, as the case may be, issued and outstanding.

           (c)  Right to Receive Merger Consideration.  Until surrendered and
                -------------------------------------
exchanged in accordance with this Section 3.4, each such certificate representing 3Bs Shares, or 5Rs Shares, as the case may be, shall after the Effective Time represent solely the right (as set forth in this Section 3.4) to receive the Merger Consideration in respect of the shares evidenced by such certificate, and shall have no other rights. Except as set forth in the terms of the Term Notes, no interest shall accrue or be payable on any Merger Consideration.

           (d)  No Fractional Shares.  Anything in this Agreement to the
                --------------------
contrary notwithstanding, (i) neither certificates nor scrip for fractional shares of Radiant stock will be issued in the Mergers, and no dividend or distributions of Radiant shall be payable on or with respect to any fractional share, but in lieu thereof each Shareholder who otherwise would have been entitled to a fraction of a share of Radiant Class A Stock pursuant to this Agreement, will be paid in cash equivalent an amount equal to the product of $7.00 multiplied by such fraction of a share (carried out to two decimal places).

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND THE SHAREHOLDERS

     As an inducement to Radiant to enter into this Agreement and to consummate the transactions contemplated hereby, and with the knowledge that they will rely thereon, each of 3Bs, 5Rs, the Budwitz Trust, the Rice Trust and Budwitz and Rice, severally (but not jointly), make the following representations and warranties to Radiant, each of which is true and correct on the date hereof, and shall survive the Closing of the transactions provided for herein for a period of one year following the Closing Date. Representations and warranties with respect to PrysmTech and the PrysmTech Business contained in Sections 4.4 and
4.6 through 4.17 are (i) to the extent made by any of 5Rs, the Rice Trust or Rice, limited solely to the Actual Knowledge (as hereinafter defined) of Rice, and (ii) to the extent made by any of 3Bs, the Budwitz Trust or Budwitz, limited solely to the Actual Knowledge of Budwitz. As used in this Agreement, the term "Actual Knowledge" shall mean, with respect to any person, actual knowledge of such person obtained through direct communication (whether written or oral) and without independent investigation.

     4.1.  Corporate or Entity Representations as to Sellers.
           -------------------------------------------------

           (a)  Organization.  Each of 3Bs and 5Rs is a corporation duly
                ------------
organized, validly existing and in good standing under the laws of the state of Georgia. No other entity has been merged or consolidated with or into 3Bs or 5Rs. Each of the Budwitz Trust and the Rice Trust is a trust duly and validly organized and existing under the laws of the state of Georgia.

           (b)  Corporate Power or Entity.  Each of 3Bs, 5Rs, the Budwitz Trust
                -------------------------
and the Rice Trust has all requisite corporate or trust power and authority (i) to enter into this Agreement and the Ancillary Documents (as hereinafter defined) to be executed and delivered by 3Bs, 5Rs the Budwitz Trust and/or the Rice Trust, as the case may be, and to carry out the transactions contemplated hereby and thereby and (ii) to own and its properties and to carry on its business as and where such is now being conducted.

           (c)  Qualification.  None of 3Bs, 5Rs, the Budwitz Trust or the Rice
                -------------
Trust owns any properties or conducts any business such as to require it to qualify in any jurisdiction as a foreign corporation or Trust.

           (d)  Subsidiaries.  Except for its respective ownership interest in
                ------------
Billmart, none of 3Bs, 5Rs, the Budwitz Trust or the Rice Trust owns, directly or indirectly, any capital stock, or other equity securities of any corporation or has any direct or indirect equity or other ownership interest in any other entity or business.

           (e)  Corporate Documents, etc.  The copies of the respective articles
                ------------------------
of incorporation and by-laws of 3Bs and 5Rs, and of the respective trust agreements of the Budwitz Trust and the Rice Trust, including any amendments thereto, which have been delivered to Radiant are true, correct and complete copies of such instruments as presently in effect. The corporate minute book and stock records of each of 3Bs and 5Rs which have been furnished to Radiant for inspection are true, correct and complete and accurately reflect all material corporate action taken by such corporations, as the case may be. The sole director and officer of 3Bs is Budwitz, and the sole director and sole officer of 5Rs is Rice.

           (f)  Capitalization.  The authorized and outstanding capital stock of
                --------------
each of 3Bs and 5Rs consists solely of the 3Bs Shares and the 5Rs Shares, respectively, as more fully set forth in Schedule 4.1.(f). No shares of such
                                         ----------------
capital stock are issued or outstanding except for shares identified in Schedule
                                                                        --------
4.1.(f).  The shares of capital stock of 3Bs and 5Rs are owned of record and
-------
beneficially by the Shareholders in the respective numbers set forth in Exhibit
                                                                        -------
1.  All such shares of capital stock are validly issued, fully paid and
-
nonassessable.  Except as set forth on Schedule 4.1.(f), there are no (A)
                                       ----------------
securities convertible into or exchangeable for any of the capital stock or other securities of 3Bs or 5Rs, (B) options, warrants or other rights to purchase or subscribe to capital stock or other securities of 3Bs or 5Rs or securities which are convertible into or exchangeable for capital stock or other securities of 3Bs or 5Rs, or (C) contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of 3Bs or 5Rs, any such convertible or exchangeable securities or any such options, warrants or other rights.

           (g)  Authorization: Validity.  The execution and delivery of this
                -----------------------
Agreement and the other agreements, instruments and documents contemplated hereby (such other agreements, instruments and documents sometimes referred to herein as the "Ancillary Documents") to be executed by 3Bs and/or 5Rs and full performance thereunder, have been duly authorized by the Board of Directors of each of 3Bs and/or 5Rs, as the case may be, and no other or further corporate act on the part of such corporations is necessary therefor except as contemplated by Section 1.7. The execution and delivery of this Agreement and of such Ancillary Documents to which they are respectively parties, and the full performance of their respective obligations thereunder, have been duly authorized by the respective trustees of each of the Budwitz Trust and the Rice Trust, as the case may be, and no other action on the part of either such trust is necessary therefor. This Agreement has been duly and validly executed and delivered by each of the Sellers and is, and when executed and delivered the Ancillary Documents to be executed and delivered by the Sellers pursuant hereto will be, the legal, valid and binding obligation of such corporations, enforceable in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally, and by general equitable principles.

     4.2.  Shareholders.
           ------------

           (a)  Power.  Each Shareholder has full power, legal right and
                -----
authority to enter into, execute and deliver this Agreement and the Ancillary Documents to be executed by such Shareholder and to carry out the transactions contemplated hereby and thereby.

           (b)  Validity.  This Agreement has been duly and validly executed and
                --------
delivered by each Shareholder and is, and when executed and delivered each Ancillary Document to be executed by a Shareholder will be, the legal, valid and binding obligation of such Shareholder enforceable in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally, and by general equitable principles.

           (c)  Title.  Each Shareholder has good and marketable title to the
                -----
3Bs Shares and/or 5Rs Shares, shown on Exhibit 1 as owned by such Shareholder,
                                       ---------
and at the Closing each Shareholder will have good and marketable title to such shares of 3Bs Common Stock and/or 5Rs Common Stock, in each case free and clear of all liens, security interests, pledges, assessments, levies, restrictions, options, encumbrances, voting trusts or agreements, proxies, marital or community property interests or other claims or other charges of any nature whatsoever.

     4.3.  Billmart Entity Representations and Warranties.
           ----------------------------------------------

           (a)  Organization.  Billmart is a limited liability company, validly
                ------------
existing and in good standing under the laws of the state of Georgia, which was duly organized on October 18, 1994, under the name "PrysmTech, L.L.C." The name of Billmart was changed to "Billmart, L.L.C." by Articles of Amendment filed with the Secretary of State of Georgia effective November 28, 1995. Except for Billmart's acquisition of the assets of Prysm Technology, Inc. in October, 1994, no other entity has been merged or consolidated with or into Billmart.

           (b)  Power and Authority.  Billmart has all requisite entity power
                -------------------
and authority to own and operate its properties and to carry on the Billmart Business as and where such is now being conducted.

           (c)  Qualification.  Billmart is duly licensed or qualified to do
                -------------
business and is in good standing in each jurisdiction wherein the character of the properties owned or leased by it, or the nature of the Billmart Business, makes such licensing or qualification necessary, except where the lack of such licensing or qualifications would not have a material adverse effect on the financial condition of Billmart and PrysmTech taken as a whole.

           (d)  Subsidiaries. Except for its ownership of a membership interest
                ------------
in PrysmTech, Billmart does not own, directly or indirectly, any capital stock, or other equity securities of any corporation or have any direct or indirect equity or other ownership interest in any entity or business.

          (e)  Organic Documents, etc.  The copies of the articles of
               ----------------------
organization and operating agreement of Billmart, including any amendments thereto, which have been delivered to Radiant are true, correct and complete copies of such instruments as presently in effect. The members, managers and officers of Billmart are listed in Schedule 4.3 (e).
                                   ----------------

           (f)  Capitalization.  The authorized membership interest in Billmart
                --------------
consists entirely of 10,000 units of membership interest, and the issued and outstanding membership interest in Billmart consists entirely of 1,500 of such units of membership interest (the "Billmart Units") which are owned by the Sellers as set forth in Schedule 4.3.(f). No membership interest in Billmart
                        ----------------
is issued or outstanding except for the Billmart Units. All such Billmart Units are validly issued, fully paid and nonassessable. Except for the Billmart Units and the Profits Interest, there are no (A) securities convertible into or exchangeable for any of the membership interest, or rights to participate in the capital or profits of, or other securities of Billmart, (B) options, warrants or other rights to purchase or subscribe to membership interests, or rights to participate in capital or profits in, Billmart or other securities of Billmart or securities which are convertible into or exchangeable for membership interest in, or rights to participate in the capital or profits of, or other securities of Billmart or (C) contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance, sale or transfer of any membership interest in, or rights to participate in the capital or profits of, or other securities of Billmart.

     4.4.  PrysmTech Entity Representations and Warranties.
           -----------------------------------------------

           (a)  Organization.  PrysmTech is a limited liability company duly
                ------------
organized, validly existing and in good standing under the laws of the state of Georgia. No other entity has been merged or consolidated with or into PrysmTech.

           (b)  Power and Authority.  PrysmTech has all requisite entity power
                -------------------
and authority to own and operate its properties and to carry on its business as and where such is now being conducted.

           (c)  Qualification. PrysmTech is duly licensed or qualified to do
                -------------
business and is in good standing in each jurisdiction wherein the character of the properties owned or leased by it, or the nature of its business, makes such licensing or qualification necessary, except where the lack of such licensing or qualification would not have a material adverse effect on the financial condition of PrysmTech.

           (d)  Subsidiaries.  PrysmTech does not own, directly or indirectly,
                ------------
any capital stock, or other equity securities of any corporation or have any direct or indirect equity or other ownership interest in any entity or business.

           (e)  Organic Documents, etc.  The copies of the articles of
                ----------------------
organization and operating agreement of PrysmTech, including any amendments thereto, which have been delivered to Radiant are true, correct and complete copies of such instruments as presently in effect. The managers and officers of PrysmTech are listed in Schedule 4.4(e).
                        ---------------

           (f)  Capitalization.  The authorized membership interest in PrysmTech
                --------------
consists entirely of 1,000 Units and the issued and outstanding membership interest in PrysmTech consists entirely of 200 Units (the "PrysmTech Units"), of which 100 Units are owned by Radiant and 100 Units are owned by Billmart. No membership interest in PrysmTech is issued or outstanding except for the PrysmTech Units. All such PrysmTech Units are validly issued, fully paid and nonassessable. Except for the PrysmTech Units, there are no (A) securities convertible into or exchangeable for any membership interest in, or rights to participate in the capital or profits of PrysmTech, (B) options, warrants or other rights to purchase or subscribe to membership interest in, or rights to participate in the capital or profits of, or other securities of PrysmTech or securities which are convertible into or exchangeable for membership interest in, or rights to participate in the capital or profits of or other securities of PrysmTech or (C) contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance, sale or transfer of any membership interest in, or rights to participate in the capital or profits of or other equity securities of PrysmTech.

     4.5.  Distribution of Schedule 4.5 Assets and Certain Other Assets.
           ------------------------------------------------------------

           (a) Immediately prior to the execution of this Agreement by the parties hereto: (i) PrysmTech caused to be distributed to each of its members an undivided fifty percent interest (each a "Primary Distribution Interest") in the assets of PrysmTech listed on Schedule 4.5(a) (the "Schedule 4.5 Assets"), (ii)
                              ---------------
Billmart caused to be distributed to each of its then-members (being 3Bs, 5Rs, Budwitz and Rice) a pro-rata portion (each a "Secondary Distribution Interest") of Billmart's Primary Distribution Interest in the Schedule 4.5 Assets, (iii) Budwitz contributed to the capital of 3Bs his respective Secondary Distribution Interest in the Schedule 4.5 Assets, and (iv) Rice contributed to the capital of 5Rs his respective Secondary Distribution Interest in the Schedule 4.5 Assets. The distributions described in this subsection 4.5(a) are collectively referred to as the "Schedule 4.5 Asset Distribution." Schedule 4.5(a) also sets forth the identity of each owner of the Schedule 4.5(a) Assets as of the date hereof, and a description of those Schedule 4.5 Assets owned by each such owner as of the date hereof.

           (b) Subsequent to the completion of the Schedule 4.5 Asset Distributions, Rice contributed the Rice Trust Units to the Rice Trust, and Budwitz contributed the Budwitz Trust Units to the Budwitz Trust.

           (c) At the date of this Agreement, except for the Primary Distribution Interest therein distributed by PrysmTech to Radiant, all right, title and interest in and to the Schedule 4.5 Assets is held by 3Bs and 5Rs, free and clear of liens, claims or encumbrances permitted or imposed by Billmart or any of the Sellers.

           (d) Prior to the date of this Agreement but subsequent to the effective date of the Recent Financial Statements (as defined in Section 4.7 hereof), PrysmTech effected a cash distribution to its members in the aggregate amount of $315,000 (the "PrysmTech Tax Payment Distribution"), with the intent that each member utilize the proceeds thereof to fund payment of such member's respective income tax liability arising from its allocable share of 1996 profits from operations of PrysmTech. Simultaneously, Billmart distributed to its then-members (being 3Bs, 5Rs, Budwitz and Rice) its proportionate share of the PrysmTech Tax Distribution, with the same intent, and each of 3Bs and 5Rs simultaneously distributed its share of that distribution to its respective sole shareholder. The distributions described in this subsection 4.5(d) are referred to in this Agreement as the "1996 Tax Payment Distributions."

     4.6  No Violation.  Except as set forth on Schedule 4.6, neither the
          ------------                          ------------
execution and delivery of this Agreement or any of the Ancillary Documents, nor the consummation of the transactions contemplated hereby and thereby, does or will violate, conflict with, result in a breach of any material provision of, constitute a default under, result in the termination of or permit any third party to terminate the charter or bylaws of 3Bs or 5Rs, or the trust agreements of either the Budwitz Trust or the Rice Trust, or the organizational documents of Billmart or any material agreement or instrument to which the Sellers, Billmart or PrysmTech is a party or by which the Sellers, Billmart or PrysmTech or any of their respective assets is subject or bound, or result in the creation or imposition of any mortgages, liens (statutory or otherwise), security interests, claims, pledges, licenses, equities, options, conditional sales contracts, assessments, levies, easements, covenants, reservations, restrictions, rights-of-way, exceptions, limitations, mineral rights, charges or encumbrances of any nature whatsoever on or security interest in (collectively, "Liens") the use of any of the properties or assets of the Sellers, Billmart and/or PrysmTech.

     4.7.  Statements of Assets and Liabilities and Financial Statements.
           -------------------------------------------------------------
Included as Schedule 4.7 are true and complete copies of the following:  (i) a
            ------------
statement on behalf of 3Bs and a statement on behalf of 5Rs, each executed by the chief executive officer of such corporation, specifying all the assets and all the liabilities of such corporation, in each case as of December 15, 1996 (the "Corporate Sellers' Asset and Liability Statements"); and (ii) a statement on behalf of Billmart, executed by the chief executive officer of Billmart, specifying all the assets and all the liabilities of Billmart as of December 31, 1996 (the "Billmart Asset and Liability Statement"); and (iii) the unaudited balance sheet of PrysmTech as of October 31, 1996, and the related statements of income and cash flows of PrysmTech for the 10-month period then ended (the "PrysmTech Financials") (the Corporate Sellers' Asset and Liability Statements, the Billmart Asset and Liability Statements and the PrysmTech Financials collectively referred to as the "Financial Representations"). The Corporate Sellers' Asset and Liability Statements and the Billmart Asset and Liability Statement, respectively, are true, complete and accurate in all material respects, and fairly present the assets and liabilities of 3Bs, 5Rs and Billmart, respectively, as of the dates indicated. The PrysmTech Financials are true, complete and accurate in all material respects, have been prepared on a consistent basis, have been prepared in accordance with the books and records of PrysmTech, and fairly present the assets, liabilities and financial position, the results of operations and cash flows of PrysmTech, as of the date and for the periods indicated.

     4.8.  Tax Matters.
           -----------

           (a)  Provision For Taxes.  Each of 3Bs, 5Rs, Billmart and PrysmTech
                -------------------
has filed all federal, state, and local tax returns required to be filed and each has made timely payment of all taxes which are due and payable, including any and all employment taxes of every nature, kind and character except where the failure to file or timely pay would not have a material adverse effect on the business, operations or financial condition of such entity, and none of such parties has received notice of any tax Liens on any of its properties.

           (b)  Tax Audits.  Neither the federal or state income tax returns of
                ----------
either Billmart or PrysmTech have been audited by the Internal Revenue Service or any state taxing authorities for any periods, and neither such entity has received from the Internal Revenue Service, or from the tax authorities of any state, county, local or other jurisdiction, any notice of any material underpayment of taxes or other deficiency which has not been paid.

     4.9.  Absence of Certain Changes.  Except as and to the extent set forth
           --------------------------
in Schedule 4.8, since the respective dates of the applicable Financial
   ------------
Representations there has been no:

           (a)  Adverse Change.  Material adverse change in (i) the financial
                --------------
condition or assets, except to the extent that the Schedule 4.5 Asset Distribution or the 1996 Tax Payment Distributions, or distributions by PrysmTech in December of 1996 of employee bonuses not exceeding $250,000 (of which $231,000 is reflected as accrued liabilities on the PrysmTech Financials), may be deemed material adverse changes, or (ii) the liabilities, business, prospects or operations of 3Bs, 5Rs, Billmart and PrysmTech taken as a whole;

           (b)  Damage.  Loss, damage or destruction, whether covered by
                ------
insurance or not, affecting the business or properties (owned or leased) of 3Bs, 5Rs, Billmart or PrysmTech which has a material adverse impact on such business or properties taken as a whole;

           (c)  Commitments.  Material commitment or transaction by 3Bs, 5Rs,
                -----------
Billmart or PrysmTech (including, without limitation, any borrowing or capital expenditure) other than in the ordinary course of business consistent with past practice;

           (d)  Indebtedness.  Indebtedness for borrowed money incurred, assumed
                ------------
or guaranteed by 3Bs, 5Rs, or Billmart in a material amount; or

           (e)  Liens.  Lien made on any of the properties or assets of 3Bs,
                -----
5Rs, or Billmart, of which such party has received notice, which has a material adverse impact on the properties or business of such entity, taken as a whole;

     4.10.  Absence of Undisclosed Liabilities.  Except as and to the extent
            ----------------------------------
specifically disclosed in the Financial Representations, or in Schedule 4.10,
                                                               -------------
or as otherwise specifically disclosed in this Agreement, neither 3Bs, 5Rs, Billmart or PrysmTech has any liabilities, commitments or obligations (secured or unsecured, and whether accrued, absolute, contingent, direct, indirect or otherwise), other than commercial liabilities and obligations incurred since the date of the Financial Representations in the ordinary course of business and consistent with past practice and none of which has or will have a material adverse effect on the business, financial condition or results of operations of 3Bs, 5Rs, Billmart or PrysmTech.

     4.11.  Litigation and Claims.  There are (a) no legal, administrative,
            ---------------------
arbitration, or other proceedings pending against 3Bs, 5Rs, Billmart or PrysmTech and none of 3Bs, 5Rs, Billmart or PrysmTech or the Shareholders know of any basis therefor, and (b) no (i) governmental investigations or (ii) proposed or threatened claims of any such entity not fully covered by insurance.

     4.12.  Title to and Condition of Properties.
            ------------------------------------

     Each of 3Bs, 5Rs, Billmart or PrysmTech has good and marketable title to all of its respective assets, businesses and properties, including, without limitation, all such properties (tangible and intangible) reflected in the Financial Representations, except for inventory disposed of in the ordinary course of business since the date of such Financial Representations, free and clear of all Liens except those described in Schedule 4.12 (a) or specifically
                                             -----------------
disclosed elsewhere in this Agreement. None of the assets, businesses or properties of 3Bs, 5Rs, Billmart or PrysmTech are subject to any restrictions with respect to the transferability thereof and title thereto will not be affected in any way by the transactions contemplated hereby.

     4.13.  Nature of the Businesses; Contracts.  Attached as Schedule 4.13
            -----------------------------------               -------------
hereto is a true, complete and correct copy of that certain Exclusive License Agreement, dated as of November 27, 1995, between Billmart and PrysmTech (the "Billmart License"). As of the date of this Agreement, the Billmart Business consists entirely of (i) Billmart's ownership of 100 Units of membership interest in PrysmTech, and (ii) Billmart's ownership of, and exclusive licensing to PrysmTech of, the Billmart Software (as defined in the Billmart License).
The sole business of each of 3Bs and 5Rs is, and has been since inception of such respective corporation, the ownership of the Billmart Units held by such respective corporation as of the date hereof and the ownership of its respective undivided percentage interest in the Schedule 4.5 Assets described in Section
4.5 hereof. As used herein, the term Contract includes any written or oral agreement, commitment, understanding or arrangement, including purchase or sales of goods or services, commitments and letters of credit or their equivalent. Except as set forth in Schedule 4.13, neither 3Bs, 5Rs, Billmart or PrysmTech is
                       -------------
party to any Contract:

           (a) with any Person containing any provision or covenant prohibiting or materially limiting the ability of 3Bs, 5Rs, or Billmart, respectively, to engage in its business as described in this Section 4.13;

           (b) other than this Agreement, relating to the future disposition or acquisition of any assets individually or in the aggregate material to the condition of the respective businesses of 3Bs, 5Rs, Billmart or PrysmTech;

           (c)  of warranty, guaranty, surety and/or other similar undertakings;

           (d) constituting powers of attorney that are currently effective and outstanding;

           (e) pursuant to which 3Bs, 5Rs or Billmart is required to provide goods or services; and

           (f) with respect to each of the Billmart Business or the respective businesses of 3Bs or 5Rs that (A) involve the payment or potential payment, pursuant to the terms of any such Contract, by or to such respective entity of more than $5,000 annually or (B) cannot be terminated within ninety (90) days after giving notice of termination without resulting in any material cost or penalty to such respective entity, including promissory notes, loan, credit or other financing agreements or arrangements or evidence of indebtedness.

Each of 3Bs, 5Rs and Billmart has performed in all respects all contractual obligations required to be performed by it to date under each Contract to which it is a party and is not in default under any Contract to which it is a party or by which it is bound and no other party to any such Contract is in material default in the performance of its obligations thereunder or has taken any action which constitutes, or with notice or lapse of time would constitute, a breach or anticipatory breach thereof.

     4.14. Employment Matters.  There are not now, and have not since
           ------------------
November 28, 1995 been, any employees of 3Bs, 5Rs or Billmart.

     4.15. Trade Rights.
           ------------

           (a) The Billmart Software (as defined in Section 4.13) constitutes the only Trade Rights (as defined below) owned, controlled, used or held (under license or otherwise) by Billmart which are material to the Billmart Business or the PrysmTech Business, or to the financial condition of Billmart.

           (b)  To the Actual Knowledge of the Sellers and the Shareholders:
(i) to conduct the Billmart Business and the PrysmTech Business, as such are currently being conducted or proposed to be conducted, Billmart does not require any Trade Rights that it does not already have; (ii) Billmart is not infringing and has not infringed any Trade Rights of another in the operation of the Billmart Business or the PrysmTech Business, nor is any other person infringing the Trade Rights of Billmart or PrysmTech; (iii) except as set forth on Schedule
                                                                        --------
4.14, Billmart has not granted any license or made any assignment of, or entered
----
into any settlement, consent, covenant not to sue or similar agreement with respect to, any of its Trade Rights, nor does Billmart or PrysmTech pay any royalties or other consideration to any Person for the right to use any Trade Rights of others; (iv) there are no inquiries, investigations or claims or litigation challenging or threatening to challenge the right, title and interest of Billmart with respect to any Trade Rights of Billmart; and (v) all Trade Rights of Billmart are valid and enforceable.

           (c)  As used herein, the term "Trade Rights" shall mean and include:
(i) all United States, state and foreign trademark rights, business identifiers, trade dress, service marks, trade names and brand names, including all claims for infringement, and all registrations thereof and applications therefor and all goodwill associated with the foregoing accruing from the dates of first use thereof; (ii) all United States and foreign copyrights, copyright registrations and copyright applications, including all claims for infringement, and all other rights associated with the foregoing and the underlying works of authorship;
(iii) all United States and foreign patents and patent applications, including all claims for infringement and all international proprietary rights associated therewith; (iv) all contracts or agreements granting any right, title, license or privilege under the intellectual property rights of any third party; and (v) all inventions, mask works and mask work registrations, know-how, discoveries, improvements, designs, trade secrets, shop and royalty rights, employee and third party covenants and agreements respecting confidentiality, intellectual property and non-competition (including without limitation agreements executed by potential purchasers of the Billmart Business or the PrysmTech Business or any part thereof), and all other types of intellectual property.

     4.16. Bank Accounts.  Schedule 4.16 sets forth the names and locations of
           -------------   -------------
all banks, trust companies, savings and loan associations and other financial institutions at which 3Bs, 5Rs or Billmart maintains a safe deposit box, lock box or checking, savings, custodial or other account of any nature, the type and number of each such account and the signatories therefore, a description of any compensating balance arrangements, and the names of all persons authorized to draw thereon, make withdrawals therefrom or have access thereto.

     4.17. Conveyance of Profits Interest.  To the Actual Knowledge of the
           ------------------------------
Shareholders, Sony holds the Profits Interest (to the extent accepted by Sony and issued and outstanding) free of liens, claims and encumbrances, and has all requisite corporate and other right, power and authority to convey to radiant all Sony's right, title and interest in and to the Profits Interest.

     4.18. Securities Law Matters.  Each Shareholder acquiring Radiant Common
           ----------------------
Stock pursuant to this Agreement is acquiring such stock for investment for such Shareholder's own account, not on behalf of others and not with a view to resell or otherwise distribute such Radiant Common Stock. Each Shareholder acknowledges that the Radiant Common Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws or unless an exemption from registration is available and, as a result, such Shareholder must bear the risk of an investment in Radiant Common Stock for an indefinite period of time. The financial condition of each such Shareholder is currently adequate to bear the substantial economic risk of an investment in Radiant Common Stock. Each such Shareholder has sufficient knowledge and experience in investment and business matters to understand the economic risk of such an investment and the risk involved in a commercial enterprise such as Radiant. Each Shareholder is a bona fide resident of the State of Georgia, and all communications and information, written or oral, concerning the Radiant Common Stock and this Agreement have been directed to such Shareholders and have been received in such State. Each

Shareholder has received, and had the opportunity to review, the Registration Statement (as defined in Section 5.4, below), including Radiant's most recent financial statements for its last fiscal year and its unaudited financial statements for the interim period ended September 30, 1996. Each Shareholder acknowledges that the Merger Shares are not included within the Registration Statement, and are therefore subject to the restrictions on transferability set forth above in this Section 4.18. Each Shareholder further acknowledges that, in addition to his receipt of the information contained in the Registration Statement, he has been given the opportunity to ask questions of, and receive answers from, officers of Radiant concerning Radiant and the Radiant Common Stock and to obtain any additional information which such Shareholder reasonably requested. Each Shareholder is an "accredited investor" within the meaning of Regulation D under the Securities Act.

     4.19. No Brokers or Finders.  Neither the Sellers nor Billmart, nor any of
           ---------------------
their respective directors, officers, employees, shareholders or agents, have retained, employed or used any broker or finder in connection with the transaction provided for herein or in connection with the negotiation thereof.

     4.20. Disclosure.  No representation or warranty by the Sellers or the
           ----------
Shareholders in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by or on behalf of such respective person or entity, pursuant to this Agreement, nor any document or certificate delivered to Radiant pursuant to this Agreement or in connection with transactions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statements contained therein not misleading. There is no fact known to the Sellers or any of the Shareholders which materially and adversely affects the Billmart Business and the PrysmTech Business, and their respective financial conditions, taken as a whole, or the prospects or financial condition of 3Bs, 5Rs or Billmart or their respective properties or assets, which has not been set forth in this Agreement or in the schedules or certificates in writing furnished in connection with the transactions contemplated by this Agreement.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF RADIANT

     As an inducement to the Sellers and the Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, and with the knowledge that the Sellers and Shareholders will rely thereon, Radiant as of the date hereof represents and warrants to the Sellers and the Shareholders, the following as of the date hereof, which shall be unaffected by any investigation heretofore or hereafter made by the Sellers or the Shareholders, and shall survive the Closing of the transactions provided for herein.

     5.1.  Corporate.
           ---------

           (a)  Organization.  Radiant is a corporation duly organized, validly
                ------------
existing and in good standing under the laws of the State of Georgia.

           (b)  Corporate Power.  Radiant has all requisite corporate power to
                ---------------
enter into this Agreement and the Ancillary Documents to be executed and delivered by Radiant and to carry out the transactions contemplated hereby and thereby.

     5.2.  Authority.  The execution and delivery of this Agreement and the
           ---------
Ancillary Documents to be executed and delivered by Radiant pursuant hereto and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of Radiant. No other corporate act or proceeding on the part of Radiant or its shareholders is necessary to authorize this Agreement or the Ancillary Documents to be executed and delivered by Radiant pursuant hereto or the consummation of the transactions contemplated hereby and thereby. This Agreement constitutes, and when executed and delivered, the Ancillary Documents to be executed and delivered by Radiant pursuant hereto will constitute, valid and binding agreements of Radiant, enforceable in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally, and by general equitable principles.

     5.3.  No Brokers or Finders.  Neither Radiant nor any of its directors,
           ---------------------
officers, employees or agents has retained, employed or used any broker or finder in connection with the transaction provided for herein or in connection with the negotiation thereof.

     5.4.  Disclosure.
           ----------

           (a) Radiant has delivered to each of the Sellers and to each of the Shareholders a copy of the Registration Statement on Form S-1(Registration File No. 333-17723), filed by Radiant with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on December 12, 1996 with respect to certain shares of Radiant common stock (the "Registration Statement"), and hereby undertakes to provide to any Seller or Shareholder, upon request, a complete copy of the exhibits thereto. The information contained in the Registration Statement is, in all material respects, true, complete and correct as of the date of such Registration Statement, and there has been no material change in such information, since the date of such information, which would, considered in the aggregate, have a material adverse outcome on the financial condition, business or operations of Radiant.

           (b) No representation or warranty by Radiant in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by or on behalf of Radiant pursuant to this Agreement, nor any document or certificate delivered by Radiant to the Sellers or the Shareholders pursuant to this Agreement or in connection with transactions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statements contained therein not misleading.

SECTION 6. COVENANTS

     6.1.  Tax Treatment: Securities Law Matters.
           -------------------------------------

           (a)  Qualification as Reorganization.  The Sellers and the
                -------------------------------
Shareholders shall use their respective best efforts to cause each of the Mergers to qualify as reorganizations under Section 368(a)(2)(D) of the Code. Prior to the Closing, neither the Sellers nor the Shareholders will take any action that could in any manner adversely affect such qualification.

           (b)  Prohibition of Sales.  Each Shareholder agrees not to sell or
                --------------------
otherwise distribute Radiant Class A Stock (or any shares of the no par value voting common stock of Radiant ("Radiant Common Stock") into which such shares of Class A Stock may be converted) received in the Mergers over which he has direct or indirect control without registration under the Securities Act and applicable state securities laws unless either (i) in the opinion of counsel reasonably acceptable to Radiant, such sale is exempt from the registration requirements of federal and applicable state securities laws, or (ii) such sale has the prior written consent of Radiant, which will not be unreasonably withheld.

     6.2.  Notification.  From the date hereof until the Closing, each of the
           ------------
Sellers and the Shareholders on the one hand, and Radiant, on the other, shall promptly notify the other of (i) any event, condition or circumstance occurring from the date hereof through the Closing Date which would constitute a violation or breach of this Agreement and (ii) any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against such party or any officer, director, employee, consultant, agent or shareholder thereof with respect to the affairs of 3Bs, 5Rs, Billmart or PrysmTech or Radiant.

     6.3.  Best Efforts.  Each party hereto covenants to utilize its best
           ------------
efforts to obtain, prior to the Closing Date, all consents, approvals and waivers of third parties required as a condition precedent to the obligations to close hereunder or that may otherwise be necessary or desirable to permit the consummation of the transactions contemplated in this Agreement and to satisfy all the conditions necessary to Closing.

     6.4.  Exclusive Dealing.  So long as this Agreement remains in effect,
           -----------------
neither the Sellers nor the Shareholders shall directly or indirectly take any action to encourage, initiate or engage in discussions or negotiations with, or provide any information to, any corporation, partnership, person, or other entity or group, other than Radiant, concerning the purchase and sale of any assets of any of the Sellers, Billmart or PrysmTech, the purchase and sale of any equity or profit interest in any of the Sellers, Billmart or PrysmTech, or any transaction similar to the foregoing involving any of the Sellers, Billmart or PrysmTech and/or the Shareholders.

     6.5.  Further Assurances.  Each Shareholder and each Seller covenants and
           ------------------
agrees that from and after the Closing he or it, as the case may be, will execute, deliver and acknowledge (or cause to be executed, delivered and acknowledged), from time to time at the request of Radiant and without further consideration, all such further instruments and take all such further action as may be reasonably necessary or appropriate to transfer more effectively to confirm or carry out the provisions and intent of this Agreement. In particular, and without limitation of the foregoing, each such Shareholder or

Seller shall cooperate with Radiant in executing, delivering, filing or causing to be filed, such documents, instruments or agreements as are necessary or advisable, in the opinion of Radiant or its counsel, in order to effect the dissolution of Billmart and PrysmTech, and to effect the transfer to Radiant, in accordance with the transactions contemplated by this Agreement, of the title of, or rights of such entities in, the assets, rights and privileges of such entities.

     6.6.  Operation in Ordinary Course.  From the date hereof to the Closing
           ----------------------------
Date, each of the Sellers, Billmart and PrysmTech shall, and each Shareholder shall cause the Sellers, Billmart and PrysmTech to, (i) conduct their respective businesses only in the ordinary course and in substantially the same manner as conducted at the date hereof, (ii) use their respective best efforts to preserve their respective business organizations intact and to retain the services of their respective present officers, key employees, purchasing and sales personnel and representatives, (iii) use their respective best efforts to preserve their respective favorable relationships with their respective employees, customers, suppliers and others having business relations with them, (iv) use their respective best efforts to comply with all laws, ordinances and regulations applicable to it in the conduct of their respective businesses, (v) not amend their respective articles of incorporation or bylaws, or enter into, amend in any material respect or terminate any contract, agreement or lease, (vi) not declare, set aside or pay any dividend or make any distribution in respect of the capital stock or membership interest in the Sellers, Billmart and PrysmTech or redeem, purchase or acquire any capital stock or membership in or related security of the Sellers, Billmart and PrysmTech, and (vii) conduct their respective businesses in such a manner so that the representations and warranties contained in Section 4 hereof shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date.

     6.7.  Employment Agreements of Budwitz and Rice.  Simultaneously with the
           -----------------------------------------
Closing of the Mergers, Radiant shall enter into (a) an employment agreement with Budwitz substantially in the form of Exhibit "D" hereto (the "Budwitz
                                          -----------
Employment Agreement"), and (b) an employment agreement with Rice substantially in the form of Exhibit "E" hereto (the "Rice Employment Agreement").
               -----------

     6.8.  Grant of Options to Budwitz and Rice.  Simultaneously with the entry
           ------------------------------------
by the parties thereto into the Budwitz Employment Agreement and the Rice Employment Agreement, Radiant shall grant to each of Budwitz and Rice: (a) options granted pursuant to Radiant's 1995 Incentive Stock Option Plan covering 57,140 shares of Radiant Common Stock, exercisable at a purchase price of $7.00 per share (the "ISO's"), each of which options shall be evidenced by an Incentive Option Agreement substantially in the form of Exhibit "F" hereto (the
                                                        -----------
"ISO Agreement"); and (b) non-qualified stock options covering 80,360 shares of Radiant Common Stock, exercisable at a purchase price of $7.00 per share (the "NQO's"), each of which options shall be evidenced by a Nonqualified Stock Option Agreement substantially in the form of Exhibit "G" hereto (the "NQO
                                              -----------
Agreement").

SECTION 7. POST-CLOSING COVENANTS

     7.1.  Termination of Public Offering Rights in PrysmTech Operating
           ------------------------------------------------------------
           Agreement.  The Sellers and the Shareholders (on behalf of
           ---------
themselves and on behalf of Billmart) and Radiant hereby agree, in addition to and without limitation of any other consequences of the transactions contemplated hereby, that immediately upon consummation of the Closing of the transactions contemplated hereby, and without further action on the part of any party, all the rights of any party set forth in Section 7.13 ("Billmart's Rights Occasioned by Public Offering by Softsense of its Stock") of the Operating Agreement, dated November 27, 1995, of PrysmTech, shall be terminated and without further force or effect.

     7.2.  Shareholders' Put Right Relating to Radiant IPO.
           -----------------------------------------------

           (a) As used in this Section 7.2: (i) the term "Qualified Public Offering" shall mean a firm-commitment underwritten public offering of Radiant Common Stock yielding gross offering proceeds to Radiant of not less than $15,000,000; (ii) "Eligible Shares" shall mean, with respect to holdings of Radiant stock by any Shareholder, any of the Merger Shares, any shares of Radiant Common Stock into which such Merger Shares shall be converted and any shares of Radiant Common Stock issued to either Budwitz or Rice pursuant to the exercise of any of the Employee Options; (iii) "Employee Options" shall mean collectively the ISO's and the NQO's issued to such Shareholder pursuant to
Section 6.9 hereof; (iv) the "Put Period" shall mean the period beginning January 1, 1999 and ending March 31, 1999; (v) "Put Valuation Price" shall mean a price per share calculated in accordance with subsection (d) hereof; (vi) "Acquired Business" shall mean the business of PrysmTech as operated as a division or subsidiary of Radiant as at the time of valuation made pursuant to subsection (e) hereof; and (vi) "Fair Market Value" shall mean the value of the Acquired Business as determined in accordance with subsection (e)(i) hereof.

           (b) If Radiant has not effected a Qualified Public Offering on or before December 31, 1998, the Shareholders shall be entitled, by written notice (the "Put Notice") executed by both Shareholders and delivered to Radiant prior to the expiration of the Put Period, to require that Radiant purchase all (but not less than all) the Eligible Shares, at a price per share equal to the Put Valuation Price. If Radiant has not received a properly executed and delivered Put Notice prior to the expiration of the Put Period, the Shareholders shall be deemed to have waived their rights under this Section 7.2, and all such rights shall automatically terminate. Not later than five business days following Radiant's receipt of a properly executed and delivered Put Notice, Radiant shall initiate the process of appraisal for determination of Fair Market Value of the Acquired Business, in accordance with subsection (e) hereof. Not later than five business days following the earlier of the agreement of Radiant and the Shareholders as to Fair Market Value or Radiant's receipt of the report of appraisers setting forth the Fair Market Value as determined in accordance with subsection (e) hereof, Radiant shall give written notice to each Shareholder of the place and time (which shall be no fewer than ten nor more than thirty days following the date of Radiant's giving of such notice) of closing (the "Put Closing") for Radiant's purchase of the Eligible Shares in accordance with this
Section 7.2. At the Put Closing, Radiant shall deliver to the Shareholders (or such other parties as the Shareholders shall designate in writing to radiant not less than two business days prior to the Put closing) payment of the aggregate purchase price for the Eligible Shares, in the form provided in subsection (c) hereof, and the Shareholders shall cause to be delivered to Radiant certificates evidencing all the Eligible Shares, duly endorsed for transfer to Radiant by the record owners thereof.

           (c) The purchase price for its purchase of the Eligible Shares pursuant to this Section 7.2 shall be payable in cash or certified or bankers check, or by wire transfer.

           (d) The Put Valuation Price shall be determined by dividing: (a) the remainder of subtracting from (x) the Fair Market Value of the Acquired Business, (y) the aggregate sum of all principal actually paid by Radiant under the Term Notes (as defined in Section 3.1 hereof) to and through the date of such determination, provided that there shall also be subtracted the amount of unpaid principal under any outstanding Term Note which is not surrendered and marked as "Satisfied" prior to the payment of the Put Valuation Price; by (b) the total number of Eligible Shares.

           (e) (i) The "Fair Market Value" of the Acquired Business for purposes of this Section 7.2 means the appraised value of the Acquired Business, as operated as a going concern as a division or a subsidiary of Radiant, as of the date of Radiant's receipt of a Put Notice, as determined (i) by mutual agreement among Radiant and the Shareholders within five business days following the date of Radiant's receipt of the Put Notice, or in the absence of such agreement (ii) by an independent appraiser mutually agreeable to Radiant and the Shareholders. If Radiant and the Shareholders are not able to agree on an independent appraiser, then the Shareholders, as a group, and Radiant shall each promptly select an appraiser. Each of the appraisers so selected, within ninety
(90) days of their appointment, shall determine the fair market value of the Acquired Business, by such method as they shall independently determine as appropriate to the industry including such Acquired Business. If the lower of the two appraisals is equal to or in excess of the product of eighty five hundredths (0.85) times the higher appraisal, then the two appraisals shall be averaged, and the averaged amount shall be the fair market value of the Acquired Business for purposes of this Section 7.2. If the lower of the two appraised values is less than the foregoing product, then the two selected appraisers shall, within twenty (20) days, jointly select a third appraiser, who shall then have forty-five (45) days within which to arrive at a fair market value, at which time the value determined by the third appraiser shall be averaged with the closer of the two previously determined values to determine the Fair Market Value.

           (ii) The costs of obtaining the appraisals for this Section 7.2(e) shall be paid by Radiant.

     7.3.  Shareholders' Post-IPO Registration Rights with Respect to Radiant
           ------------------------------------------------------------------
           Common Stock.
           ------------

           (a) As used in this Section 7.3: (i) the term "Registrable Securities" shall mean any of the Merger Shares, any shares of Radiant Common Stock into which such Merger Shares may be converted and any shares issued to either Budwitz or Rice pursuant to the exercise of any of the Employee Options (as defined in Section 7.2(a), above); (ii) the term "Act" shall mean the federal Securities Act of 1933, as amended; and (iii) the term "Initial Public Offering" shall mean the first public offering by Radiant of its common stock pursuant to an effective registration statement under the Act.

           (b) If at any time following its IPO, Radiant proposes to register any of its Common Stock under the Act in connection with the public offering of such securities for its own account or for the accounts of other shareholders, solely for cash, on a form that would also permit the registration of the Registrable Securities, Radiant shall, on each such occasion, promptly give each Shareholder written notice of such determination. Upon the written request of the Shareholder made within thirty (30) days after the effective date of such notice (as determined in accordance with Article 8 hereof), Radiant shall, subject to subsection (f) below, use its best efforts to cause to be registered under the Act all of the Registrable Securities that the Shareholder has requested be registered.

           (c) Whenever required under subsection (a) to use its best efforts to effect the registration of any Registrable Securities, Radiant shall, as expeditiously as reasonably possible:

                (i) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement including such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective.

                (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                (iii) Furnish to the Shareholder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Shareholder may reasonably request in order to facilitate the disposition of Registrable Securities covered by such registration statement.

                (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that Radiant shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholders (including the Shareholder) pro rata, to the extent required by that jurisdiction.

                (v) Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Securities.

           (d) It shall be a condition precedent to the obligations of Radiant to take any action pursuant to this Section 7.3 that the Shareholder shall furnish to Radiant such information regarding the Shareholder, the Registrable Securities, and the intended method of disposition of such securities as Radiant shall reasonably request and as shall be required in connection with the action to be taken by Radiant.

           (e) All expenses (excluding underwriters' discounts and commissions) incurred in connection with a registration pursuant to subsection (a) including, without limitation, any additional registration and qualification fees and any additional fees and disbursements of counsel to Radiant that result from the inclusion of securities held by the Shareholder in such registration and the reasonable fees and disbursements of counsel for the Shareholder, shall be borne by Radiant; provided, however, that if the registration is of exclusively a secondary offering, the respective sellers of the securities covered thereby shall bear their proportionate share of the expenses incurred in connection with any registration (provided all sellers registering shares thereunder bear their proportionate share of expenses), except expenses which Radiant would have incurred whether or not the securities held by such sellers were included in such registration (including, without limitation, the expenses of preparing normal audited or unaudited financial statements).

           (f) (i) In connection with any offering involving an underwriting of shares being issued by Radiant, Radiant shall not be required to include any of the Registrable Securities in such underwriting unless the Shareholder accepts the terms of the underwriting as agreed upon between Radiant and the underwriters selected by it, and enters into an underwriting agreement, custody agreement, power of attorney and other agreements customarily incident to the offering of shares by selling Shareholders, each containing such representations, warranties, covenants and indemnities as are reasonable and customary under the circumstances, and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by Radiant.

           (ii) If the total amount of securities that all proposed selling securityholders request to be included in an underwritten offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, Radiant shall only be required to include in the offering so many of the securities of such proposed selling securityholders, including the Shareholder, as the underwriters reasonably believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among such selling securityholders according to the total amount of securities owned by such proposed selling securityholders, including the Registrable Securities owned by the Shareholder, or in such other proportions as shall mutually be agreed to by such proposed selling securityholders), provided that no such reduction shall be made with respect to any securities offered by Radiant for its own account.

           (iii) If requested by the underwriters of any public offering of securities by Radiant, the Shareholder shall agree not to sell publicly any of such Registrable Securities or other securities of Radiant (other than shares registered in such offering) without the consent of such underwriters for a period of not more than one hundred eighty (180) days following the date on which such offering commences.

           (g) The Shareholder shall have no right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.3

           (h) In the event any Registrable Securities are included in a registration statement under this Agreement:

           (i) To the extent permitted by law, Radiant will indemnify and hold harmless the Shareholder, any underwriter (as defined in the Act) for it, and each person, if any, who controls the Shareholder, or such underwriter within the meaning of the Act, against any losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by Radiant of any rule or regulation promulgated under the Act applicable to Radiant and relating to action or inaction required of Radiant in connection with any such registration; and will reimburse the Shareholder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this subsection (h)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Radiant (which consent shall not be unreasonably withheld or delayed) nor shall Radiant be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Shareholder or such underwriter or controlling person.

           (ii) To the extent permitted by law, the Shareholder will indemnify and hold harmless Radiant, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls Radiant within the meaning of the Act, and each agent and any underwriter for Radiant (within the meaning of the Act) against any losses, claims, damages or liabilities to which Radiant or any such director, officer, controlling person, agent, or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by the Shareholder expressly for use in connection with such registration; and the Shareholder will reimburse any legal or other expenses reasonably incurred by Radiant or any such director, officer, controlling person, agent, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection (h)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Shareholder (which consent shall not be unreasonably withheld) and provided further that the Shareholder shall have liability under this subsection (h)(ii)in excess of the net proceeds actually received by the Shareholder in the relevant public offering.

          (iii) Promptly after receipt by an indemnified party under this subsection (h) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this subsection (h) notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this subsection (h) but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this subsection (h).

           (i) The registration rights of a Shareholder under this Section 7.3 may be transferred to any transferee who acquires (otherwise than in a registered public offering or in a transfer made pursuant to Rule 144 under the
Act) shares of Registrable Securities, provided, however, that Radiant is given written notice by the Shareholder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned.

     7.4.  Restrictions on Transfer.
           ------------------------

           (a) Neither Shareholder, nor any Permitted Transferee, shall transfer any of the Registrable Securities (as defined in Section 7.3 hereof) to any person or entity whatsoever, except in a Permitted Transfer (in accordance with subsection (c) hereof) or in a transfer complying with the terms set forth in subsection (d) hereof, provided that the prohibition of this Section 7.4 (a) shall be inapplicable to any transfer which is effected following the closing of a Qualified Public Offering (as defined in Section 7.2 (a) hereof).

           (b) Any purported transfer of Registrable Securities by any Shareholder without full compliance with this Section 7.4 shall be void and of no effect, and the purported transferee shall be entitled to no rights as a Shareholder of Radiant as a result thereof. In addition to any other legal or equitable remedy which may be available, Radiant shall be entitled to injunctive relief against any such noncomplying transfer by the Shareholder.

           (c) (i) Subject to the satisfaction of the condition set forth in subsection (c)(ii), below, the prohibition of subsection (a) shall not apply to any of the following transfers of Registrable Securities (each a "Permitted Transfer"):

               (A) if the Shareholder is an individual, transfers by gift by the Shareholder, or by will or intestacy upon the death of the Shareholder, to the spouse, lineal descendants, parents or siblings of the Shareholder or to a trust for the benefit of such spouse, lineal descendants parents or siblings which is created by the Shareholder's will or of which the Shareholder during his lifetime served as trustee, provided that the trust instrument governing any such latter type of trust shall provide that the Shareholder, as trustee, shall retain sole and exclusive control over the voting and disposition of such Securities until the termination of this Agreement;

               (B) transfers of Securities between the Shareholder and the Shareholder's guardian or conservator;

               (C) transfers of Securities to Radiant by the Shareholder upon the death, disability, retirement or termination of employment by Radiant of the Shareholder, in each case if made pursuant to a written stock repurchase agreement approved by the Board of Directors of Radiant, or any other transfer by the Shareholder to Radiant if made with the express approval of a majority of the total number of members of the Board of Directors of Radiant;

               (D) any other transfer made by the Shareholder with the express written consent of at least a majority of the members of the Board of Directors of Radiant.

           (ii) Any Security transferred in any transaction described in subsection (c)(i) shall remain subject to the transfer restriction of subsection (a) hereof. As a condition to such a transfer, each Permitted Transferee shall execute and deliver to Radiant an agreement with Radiant in respect of the transferred Registrable Securities, containing all the same terms and conditions of this Agreement, reflecting such transferee's ownership of the Registrable Securities so transferred, which execution and delivery shall evidence the agreement of such Permitted Transferee that the Registrable Securities intended to be transferred shall continue to be subject to the same terms and restrictions on transfer as contained in this
     Section 7.4, and that as to such Registrable Securities such Permitted Transferee shall be bound by such terms and conditions.

           (d) (i) If the Shareholder (for purposes of this subsection (d) referred to as the "Offering Shareholder") desires to make a transfer of any Registrable Securities, unless such transfer is made in a Permitted Transfer, the Offering Shareholder shall offer such Securities to Radiant and to each other holder of shares of Radiant Common Stock (the "Offeree Shareholders"), in accordance with the terms set forth in this subsection
     (d), by giving them notice of the Shareholder's intention to dispose of the Registrable Securities. Such notice shall name the type of transfer, the proposed transferee, the number of shares to be transferred (the "Offered Securities"), the price per share (or other comparable price information), and the terms of payment, and shall be accompanied by a copy of the binding, bona fide written offer of the proposed transferee to acquire such securities upon the terms specified in the notice. Following receipt of such notice by the Offeree Shareholders and Radiant, the Offeree Shareholders and Radiant shall have an option, that may be exercised in the manner provided by subsection (d)(ii) hereof, to purchase all, but not less than all, of the Offered Securities in the discretion of each purchaser, at the price and on terms specified in the notice.

           (ii) Radiant shall have first option to purchase all of the Offered Securities (or any lesser part thereof, provided one or more Offeree Shareholders elect to purchase all Offered Securities that Radiant does not purchase). Radiant may exercise its option by giving written notice, which must state the number of shares of the Offered Securities which Radiant elects to purchase, and the price and terms of purchase, to the Shareholder and each Offeree Shareholder, within ten (10) days after its receipt of the Offering Shareholder's notice. The Offering Shareholder shall not participate in the determination reached by Radiant with respect to such issue. If Radiant elects to purchase none or less than all of the Offered Securities, the Offeree Shareholders shall have an option to purchase all, but not less than all, of the Offered Securities that Radiant elects not to purchase, exercisable by giving notice to the Offering Shareholder and each other Offeree Shareholder and to Radiant within thirty (30) days after such Offeree Shareholder's receipt of notice from the Offering Shareholder.
     Each Offeree Shareholder shall have the right to purchase a proportion of the Offered Securities (to the extent not purchased by Radiant) equal to the ratio that the number of shares of radiant Common Stock owned by such Offeree Shareholder bears to the total number of shares of radiant common Stock owned by all of the Offeree Shareholders who elect to exercise their purchase option (or in such other proportion as is unanimously agreed to among the Offeree Shareholders who elect to exercise their purchase option). Radiant or Offeree Shareholders or both may purchase all of the Offered Securities but may not together purchase less than all of the

     Offered Securities. If Radiant elects to purchase a greater percentage of the Offered Securities than any other offeree, it shall state in its notice of exercise the date for the closing of the purchase, which shall not be less than forty-five (45) nor more than sixty (60) days after its receipt of notice from the Offering Shareholder. If any Offeree Shareholder exercises his or its option to purchase a greater percentage of the Offered Securities than any other offeree, including Radiant, such Offeree Shareholder shall state in his or its notice of exercise, with a copy to the Secretary of Radiant the purchase price of the Securities and the terms of purchase and a date for the closing of the purchase by all accepting offerees. Such date for closing shall not be less than forty-five (45) nor more than sixty (60) days after the date of such accepting Shareholder's receipt of notice from the Offering Shareholder. The Secretary of Radiant shall promptly mail a copy of such notice of exercise to all accepting offerees to advise them of the time of closing.

           (iii) If the right of first refusal provided above is not exercised as to all of the Offered Securities, if the exercise by the Offeree Shareholders and Radiant is not made within the time specified in subsection (d)(ii), or if the purchase by the Offeree Shareholders or Radiant is not consummated within the time specified in subsection (d)(ii), above, through no fault of the Offering Shareholder, the Offering Shareholder may transfer the Offered Securities to the proposed purchaser, at the price and on the terms and conditions set forth in the notice of intention sent by the Offering Shareholder. As a condition to such transfer, the Offering Shareholder shall obtain the written acknowledgement of the transferee (addressed to Radiant) that the transferee will be bound by, and the Securities transferred will be subject to, the terms of this
     Section 7.4, as if such transferee were a Shareholder. If the transfer of Securities by the Offering Shareholder to the proposed purchaser named in the notice of intention is not made within thirty (30) days after the date the Offering Shareholder became free to transfer, the right to transfer in accordance with the notice shall expire. In such event this Section 7.4 shall remain in full force and effect as to the offered Securities.

           (e) At the closing the purchasers shall deliver the required consideration, and (if applicable) the written undertaking specified in subsection (c) hereof, and the selling Shareholder shall deliver the Offered Securities, duly endorsed for transfer and with any and all required revenue stamps attached.

           (f) The Shareholder shall bear Shareholder's own costs and expenses incurred in connection with any transfer or proposed transfer of Securities covered by subsection (c) or (d) hereof, and shall, in addition, reimburse Radiant for any expenses reasonably incurred by Radiant in the exercise of its rights or fulfillment of its obligations pursuant to subsection (c), in connection with such transfer. Radiant shall pay its own expenses, however, in connection with the exercise of its rights or fulfillments of its obligations pursuant to subsection (d) hereof.

     7.5.  Tax Matters.
           -----------

           (a) Each Shareholder acknowledges that he and Radiant have entered into this Agreement with the understanding and expectation that until the earlier to occur ("Election Termination Date") of (x) the election by holders of not less than fifty one percent (51%) of the issued and outstanding Radiant Common Stock to terminate such "S corporation" status, or (y) the effective date of a Qualified Public Offering (as defined in Section 7.2(a)(i) hereof), Radiant will be taxed as an "S corporation" under (i) the tax laws of the United States;
(ii) the tax laws of the State of Georgia; and (iii) unless otherwise agreed to by all of the shareholders, under the tax laws of each state where such status (or similar status) is available and in which at any time Radiant does business or any shareholder is resident. Each Shareholder covenants and agrees that he will use his best efforts not do any act or fail to do any act, the commission or omission of which would cause the termination of the S corporation election of Radiant, unless such action or failure to act has the consent of each other shareholder. Each Shareholder further covenants and agrees that, notwithstanding any other provision of this Agreement, prior to the Election Termination Date, Radiant shall have no obligation to recognize or effect on the transfer records of Radiant any transfer of any security by Shareholder which would, in the opinion of counsel to Radiant, cause or have the effect of termination of the S-corporation election of Radiant. Each Shareholder (and such Shareholder's spouse) shall take all necessary and appropriate steps and execute all necessary and appropriate consents and other documents required to make each election to be taxed as an S corporation effective under the laws of the United States and the respective states in which Radiant files an election to be an S corporation.

           (b)  In the event of an inadvertent termination of Radiant's
S corporation election, prior to the Election Termination Date then each Shareholder and Radiant agree to take appropriate action under Section 1362(f) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder to request a determination of inadvertent termination from the Commissioner of Internal Revenue allowing Radiant to be treated as or continuing to be an S corporation, and if a waiver of the terminating event is not granted, to request consent for an early reelection of S corporation status under Section 1362(g) of the Code and the regulations thereunder.

           (c) In the event either Shareholder terminates his entire interest in the stock of Radiant prior to the Election Termination Date, such Shareholder agrees to file an election under Code Section 1377(a)(2) to close the tax year of Radiant as of the date of such termination for Federal income tax accounting purposes.

           (d) If, prior to the Election Termination Date, Radiant's S election is terminated during any taxable year of Radiant, each Shareholder agrees to make such elections and sign such consent forms as may be required, and Radiant will allocate all tax items between the short tax year ending on the date immediately prior to the terminating event and the short tax year beginning with the date of the terminating event in accordance with Code Section 1362(e)(3).

           (e) Each Shareholder (and such Shareholder's spouse) hereby irrevocably constitutes and appoints the President of Radiant, or any successor, with power of substitution, his or her true and lawful attorney-in-fact and agent, to execute, acknowledge, verify, swear to, deliver, record and file, in his (or his spouse's) name, place and stead, all consents, instruments, documents and certificates that may from time to time be required by the laws of the United States, the State of Georgia, or any other relevant state, to effectuate, implement and continue the valid existence of Radiant as an S corporation (or similar status). This power of attorney is a special power and shall not be terminated upon the incapacity, disability or incompetence of such Shareholder (or spouse) and shall not be revoked and shall survive the assignment or transfer by such Shareholder (or spouse) of all or part of his or her Stock. The existence of this power shall not preclude execution of any such instrument by such Shareholder (or spouse) individually on any such matter.

           (f) Each Shareholder and Radiant acknowledges that, with respect to any tax year in the period from the date hereof until the Election Termination Date, Radiant will use its best efforts to make pro rata distributions of money with respect to the Radiant Class A Stock and Radiant Common Stock in an amount sufficient to pay the federal and state income taxes on the income that passes through to the Shareholders from Radiant under Section 1366 of the Code for each taxable year, net of any tax benefits produced by losses, deductions and credits that pass through under Section 1366 of the Code. Radiant will use its best efforts to make such distributions no later than ninety (90) days after the end of each taxable year. For purposes of this subsection, a distribution shall be treated as made with respect to a particular tax year of Radiant if (a) it is made during the taxable year and not designated by Radiant as made with respect to another taxable year, or (b) it is specifically designated by Radiant as made with respect to that particular taxable year. The foregoing distribution requirement set forth in this subsection is subject, however, to (i) the duty of Radiant to maintain sufficient funds for working capital and business needs so as not to impair the ability of Radiant to continue its business operations, and
(ii) any applicable restrictions contained in loan documents with Radiant's creditors.

     7.6.  Dissolution of Billmart and PrysmTech.  Promptly following the
           -------------------------------------
Closing, Radiant shall take such action, in its capacity as sole member of each of Billmart and of PrysmTech, to cause to be filed with the Secretary of State of Georgia appropriate certificates or other documents to effect the dissolution of each of Billmart and PrysmTech.

     7.7.  Transition Loans to Rice and Budwitz.  Not later than the earlier to
           ------------------------------------
occur of the closing date of a Qualified Public Offering (as defined in Section 7.2(a) hereof) or April 15, 1997, Radiant will loan to each of Rice and Budwitz the principal sum of $165,000 (each a "Transition Loan"). Each Transition Loan, which shall be represented by a promissory note in the form attached hereto as Exhibit "C" (a "Transition Loan Note"), will bear interest at seven percent (7%)
-----------
per annum, cumulative but not compounding, with principal and interest payable in full on the fifth (5th) anniversary of the making of the loan (the "Transition Loan Maturity Date"), provided that in the event that the obligor under such Transition Loan makes any sale prior to the Transition Loan Maturity Date of any of the Merger Shares (as defined in Section 3.1(ii) hereof) received by such obligor pursuant to this Agreement (for purposes of this Section 7.7, the "Prepayment Shares"), such obligor shall be obligated to apply any net proceeds of such sale in reduction of the obligor's obligations to Radiant under such Transition Loan Note.

SECTION 8. CONDITIONS PRECEDENT TO OBLIGATIONS OF RADIANT

     Each and every obligation of Radiant to be performed on the Closing Date shall be subject to the satisfaction or the waiver in writing by Radiant, prior to or at the Closing, of each of the following conditions:

     8.1.  Representations and Warranties True as of the Closing Date.  Each of
           ----------------------------------------------------------
the representations and warranties made by the Sellers and the Shareholders in this Agreement, in the statements contained in the Schedule or in any instrument, list, certificate or writing delivered by the Sellers and/or the Shareholders pursuant to this Agreement, shall be true and correct when made and shall be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made or given on and as of the Closing Date, except for any changes permitted by the terms of this Agreement or consented to in writing by Radiant.

     8.2.  Compliance With Agreement.  The Sellers and the Shareholders shall
           -------------------------
have in all material respects performed and complied with all of their respective agreements and obligations under this Agreement which are to be performed or complied with by them prior to or on the Closing Date, including the delivery of the closing documents specified in Section 11.1.

     8.3.  Absence of Suit.  No action, suit or proceeding before any court or
           ---------------
any governmental authority shall have been commenced or threatened, and no investigation by any governmental or regulating authority shall have been commenced, against Radiant, the Sellers or any of the shareholders, officers or directors of any of them, seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with, or imposing any condition on, any such transactions.

     8.4.  Consents and Approvals.  All approvals, consents and waivers that are
           ----------------------
required to effect the transactions contemplated hereby shall have been received, and executed counterparts thereof shall have been delivered to Radiant, including, without limitation, all approvals and consents, whether governmental or private, necessary for Radiant's continuation of the PrysmTech Business as a division or wholly-owned subsidiary of Radiant. The Sellers and the Shareholders shall cooperate with Radiant in obtaining, and take all actions necessary to obtain, any such consents or approvals.

     8.5.  Exemption.  Radiant shall have received evidence reasonably
           ---------
satisfactory to it that the issuance of the Merger Shares in the Mergers is exempt from registration under the Securities Act.

SECTION 9. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLERS AND THE
           SHAREHOLDERS

     Each and every obligation of the Sellers and the Shareholders to be performed on the Closing Date shall be subject to the satisfaction or the waiver in writing by the Sellers and the Shareholders, prior to or at the Closing, of the following conditions:

     9.1.  Representations and Warranties True on the Closing Date.  Each of the
           -------------------------------------------------------
representations and warranties made by Radiant in this Agreement shall be true and correct when made and shall be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made or given on and as of the Closing Date.

     9.2.  Compliance With Agreement.  Radiant shall have in all material
           -------------------------
respects performed and complied with all of Radiant's agreements and obligations under this Agreement which are to be performed or complied with by Radiant prior to or on the Closing Date, including the delivery of the closing documents specified in Section 11.2.

     9.3.  Absence of Suit.  No action, suit or proceeding before any court or
           ---------------
any governmental authority shall have been commenced or threatened, and no investigation by any governmental or regulatory authority shall have been commenced, against Radiant, the Sellers or any of the shareholders, officers or directors of any of them, seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with, or imposing any condition on, any such transactions.

SECTION 10.  SECTION SURVIVAL OF REPRESENTATIONS AND WARRANTIES/INDEMNITY

     10.1.  Survival of Representations and Warranties.  All of the
            ------------------------------------------
representations and warranties of the Sellers and the Shareholders, on the one hand, and Radiant on the other hand, contained in this Agreement shall survive the Closing for a period of one year following the Closing Date. No party hereto shall be entitled to indemnification, payment of any damages, expenses or other remedy based on such representations, warranties, covenants, and insofar as, and to the extent that, such party had Actual Knowledge prior to the Closing Date, of the inaccuracy of, or of noncompliance with, any such representation, warranty, covenant or obligation. The waiver by the party seeking indemnification of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages, expenses or other remedy based on such representations, warranties, covenants and obligations.

     10.2.  Indemnification by Shareholders.  Each of the Shareholders shall,
            -------------------------------
severally (but not jointly), defend, indemnify and hold harmless Radiant and its successors and permitted assigns (and its directors, officers, employees, agents and affiliates) from and against any and all direct or indirect requests, demands, claims, payments, defenses, obligations, recoveries, deficiencies, fines, penalties, interest, assessments, actions, liens, causes of action, suits, proceedings, judgments, losses, damages, liabilities, costs and expenses of any kind or nature (including without limitation (i) interest, penalties and reasonable attorneys' fees and expenses, (ii) attorneys' fees and expenses necessary to enforce their rights to indemnification hereunder, and (iii) consultants' fees and other costs of defending or investigating any claim hereunder, whether or not resulting in any liability), and interest on any amount payable as a result of the foregoing, whether accrued, absolute, contingent, known, unknown, or otherwise as of the Closing Date or thereafter (collectively "Claims") asserted against, imposed upon or incurred by Radiant or its successors or permitted assigns or any of its directors, officers, employees, agents or affiliates based upon, awarded or asserted against in
respect of or otherwise in respect of:   (a) the inaccuracy or breach of any
representation or warranty of such Shareholder or, in the case of Budwitz, 3Bs or the Budwitz Trust, and in the case of Rice, 5Rs or the Rice Trust, contained in or made pursuant to this Agreement or any of the closing certificates or documents of assignment delivered at the Closing described in Sections 11.1(i) hereof (the "Closing Documents") (but not including any other Ancillary Agreements), or (b) the breach of any covenant or agreement of such Shareholder or, in the case of Budwitz, 3Bs or the Budwitz Trust, and in the case of Rice, 5Rs or the Rice Trust, contained in this Agreement or any of the Closing Documents.

     10.3.  Indemnification by Radiant.  Subject to the terms and conditions of
            --------------------------
this Section 10, Radiant, hereby agree to indemnify, defend and hold harmless each Shareholder from and against all Claims asserted against, resulting to, imposed upon or incurred by any such Shareholder, directly or indirectly, by reason of, arising out of, or resulting from (a) the inaccuracy or breach of any representation or warranty of Radiant contained in or made pursuant to this Agreement or any Ancillary Document (regardless of whether such breach is deemed "material" for purposes hereof), or (b) the breach of any covenant or agreement of Radiant contained in this Agreement or any of the Ancillary Documents.

     10.4.  Set-Off.  Radiant shall have the right to set-off and apply against
            -------
all amounts due and owing to the Shareholders pursuant to (i) this Agreement, or
(ii) any of the Term Notes issued to the Shareholders pursuant hereto, all sums in respect of which the Shareholder is finally determined (by final and non-appealable judgment, or settlement or compromise or other mutual agreement) to be liable to Radiant, including without limitation as a result of a breach of any representation or warranty contained in Section 4 hereof or pursuant to the indemnification agreement contained herein. Such right of set-off shall be in addition to, and not in lieu of, or an election against, any and all other remedies available to Radiant at law or in equity. The exercise of such right of set-off by Radiant in good faith will not constitute an event of default under any Note issued to the Shareholders pursuant hereto or any instrument securing such Notes.

     10.5.  Conditions of Indemnification.  The obligations and liabilities of
            -----------------------------
the parties hereunder with respect to Claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

            (a) The party hereby seeking indemnification (the "Indemnitee") will give the other party hereto (the "Indemnitor") notice of any such claims promptly after the Indemnitee receives notice thereof, and the Indemnitor will accept the defense thereof by counsel of its own choosing reasonably acceptable to the Indemnitee; provided, however, the failure to give such notice shall not relieve the Indemnitor of its obligations hereunder except and to the extent he or it is prejudiced thereby.

            (b) In the event that the Indemnitor, within a reasonable time after notice of any such claim, fails to defend against such claim, the Indemnitee (upon further notice to the Indemnitor) will have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Indemnitor, subject to the right of the Indemnitor to assume the defense of such claim at any time prior to the settlement, compromise or final determination thereof;

            (c)  Anything in this Section 10.5 to the contrary notwithstanding,
(i) if the Indemnitee shall so elect, the Indemnitee shall have the right, at its sole cost and expense, to defend, compromise or settle such claim or to participate in the defense of any such claim being defended by the Indemnitor,
(ii) the Indemnitor shall not, without the Indemnitee's written consent, settle or compromise any such claim or consent to entry of any judgment which does not include an unconditional term thereof giving the Indemnitee a release from all liability in respect of such claim by the claimant or the plaintiff, and (iii) the Indemnitor agrees to act in good faith with due regard to the Indemnitee's on-going business interests to the extent compatible with an efficient and cost effective resolution of the dispute.

     10.6.  Payment.  The Indemnitor shall promptly pay the Indemnitee any
            -------
amount due under this Section 10. Upon judgment, determination, settlement or compromise of any third party Claim, the Indemnitor shall pay promptly on behalf of the Indemnitee, and/or to the Indemnitee in reimbursement of any amount theretofore finally determined (by final judgment, settlement, compromise or other mutual agreement) to be required to be paid by it, the amount so determined by judgment, determination, settlement or compromise and all other Claims of the Indemnitee with respect thereto, unless in the case of a judgment an appeal is made from the judgment. If the Indemnitor desires to appeal from an adverse judgment, then the Indemnitor shall post and pay the cost of the security or bond to stay execution of the judgment pending appeal. Upon the payment in full by the Indemnitor of such amounts, the Indemnitor shall succeed to the rights of such Indemnitee, to the extent not waived in settlement, against the third party who made such third party claim.

     10.7.  No Waiver.  The closing of the transactions contemplated by this
            ---------
Agreement shall not constitute a waiver by any party of its rights to Indemnification hereunder, under the party seeking Indemnification had knowledge before the execution and delivery of this Agreement or the Closing Date, of the breach, violation or failure of condition constituting the basis of any claim.

     10.8.  Adjustment of Liability.  In the event an Indemnitor is required to
            -----------------------
make any payment under this Section 10 in respect of any Claim, such Indemnitor shall pay the Indemnitee an amount (the "Adjusted Amount") which is equal to the sum of (i) the amount of such Claim, minus (ii) the amount of any insurance
                                     -----
proceeds the Indemnitee actually receives with respect thereto, minus (iii) any
                                                                -----
third party payments actually received by the Indemnitee with respect to such damages, liability, obligation, loss, claim or other amount after demand or notice to such third party from the Indemnitor (with the consent of the Indemnitee which will not be unreasonably withheld).

     10.9.  Non-Exclusive Remedy.  The rights and remedies of the parties hereto
            --------------------
pursuant to this Section 10 are in addition to and not in lieu of other rights and remedies available at law or in equity.

SECTION 11. CLOSING

     11.1.  Documents to be Delivered by the Sellers and the Shareholders.  At
            -------------------------------------------------------------
the Closing, the Sellers and/or the Shareholders, as the case may be, shall deliver to Radiant the following documents, in each case duly executed or otherwise in proper form:

            (a)  Stock Certificate(s).  Stock certificates representing the 3Bs
                 --------------------
Shares and 5Rs Shares, together with stock powers executed in blank, and such other documents, instruments and agreements with respect thereto as may be reasonably requested by Radiant.

            (b)  Assignment of Billmart Units.  Forms of Assignment and
                 ----------------------------
Transfer of Limited Liability Company Membership Units, each in substantially the form of Exhibit "H" hereto, executed by each of the Budwitz Trust and the
            -----------
Rice Trust, respectively, with respect to the Rice Trust Units and the Budwitz Trust Units respectively.

            (c)  Assignment of Profits Interest or Profits Interest Release.
                 ----------------------------------------------------------
Either: (i) an Assignment and Transfer of Profits Interest, in substantially the form of Exhibit "I" hereto, or the Profits Interest Release (as defined in
        -----------
Section 2.1(iii) hereof) in form and substance reasonably acceptable to Radiant, in either case executed by Sony with respect to the Profits Interest; or alternatively (ii) the Profits Interest Undertaking (as defined in Section 2.1(iii)(B) hereof), executed by each of the Shareholders, accompanied by the Escrow Agreement (as defined in Section 3.2(b) hereof) executed by each of the Shareholders and the Escrow Agent.

            (d)  Sony Option.  The Sony Option (as defined in Section 3.2
                 -----------
hereof), in form and substance reasonably acceptable to Radiant, executed in favor of Sony by each of Rice and Budwitz.

            (e)  Shareholder's Certificates.  A certificate of each Shareholder,
                 --------------------------
dated as of the Closing Date, substantially in the form of Exhibit "J" hereto.
                                                           -----------

            (f)  Secretary's Certificates.  A certificate of the Secretary of
                 ------------------------
each of 3Bs and 5Rs, dated as of the Closing Date, substantially in the form of Exhibit "K" hereto.
-----------

            (g)  Officer's Certificates.  A certificate of an executive
                 ----------------------
officer of each of 3Bs and 5Rs, dated as of the Closing Date, substantially in the form of Exhibit "L" hereto.
            -----------

            (h)  Trustee's Certificate.  A certificate of each of the Trustees
                 ---------------------
of the Budwitz Trust and the Rice Trust, respectively, dated as of the Closing Date, substantially in the form of Exhibit "M" hereto.
                                   -----------

            (i)  Billmart Manager's Certificate.  A certificate of a Manager of
                 ------------------------------
Billmart, dated as of the Closing Date, substantially in the form of Exhibit "N"
                                                                     -----------
hereto.

            (j)  PrysmTech Manager's Certificate.  A certificate of a Manager of
                 -------------------------------
PrysmTech, dated as of the Closing Date, substantially in the form of Exhibit
                                                                      -------
"O" hereto.
---

            (k)  Opinion of Counsel.  A written opinion of Morris, Manning &
                 ------------------
Martin, LLP, counsel to the Sellers and the Shareholders, dated as of the Closing Date, addressed to Radiant, substantially in the form of Exhibit "P"
                                                                 -----------
hereto.

            (l)  Budwitz Employment Agreement.  The Budwitz Employment
                 ----------------------------
Agreement, executed by Budwitz.

            (m)  Rice Employment Agreement.  The Rice Employment Agreement,
                 -------------------------
executed by Rice.

            (n)  Option Agreements.  The ISO Agreement and the NQO Agreement in
                 -----------------
favor of Budwitz, and the ISO Agreement and the NQO Agreement in favor of Rice, each executed by Budwitz and Rice, respectively.

            (o)  Security and Agency Agreement.  A Security and Agency
                 -----------------------------
Agreement in the form of Exhibit "B" hereof, executed in favor of Radiant by
                         -----------
each Shareholder and each of the Budwitz Trust and Rice Trust, or will as by the Agent named therein.

            (p)  Sirrom Capital Intercreditor Agreement.  An intercreditor
                 --------------------------------------
agreement, substantially in the form of Exhibit "Q" hereto (the "Sirrom
                                        -----------
Intercreditor Agreement"), among Radiant, Sirrom Capital Corporation ("Sirrom") and an Agent for the holders of the Term Notes, executed on behalf of such Agent.

            (q)  Articles of Merger.  The certificates of merger contemplated by
                 ------------------
Section 1.2 duly executed on behalf of 3Bs and 5Rs.

            (r)  Redemption of PrysmTech Profits Interests.  Evidence
                 -----------------------------------------
satisfactory to Radiant and its counsel of the complete redemption by PrysmTech, prior to the effectuation of the Schedule 4.5 Assets Distribution, of all profits interests in PrysmTech held by each of Steve Marsh ("Marsh") and Kevin McAfferty ("McAfferty"), and the release by each of Marsh and McAfferty of all claims which he may have against PrysmTech or its members in respect of such profits interests.

            (s)  Releases of PrysmTech by Unvested Employees.  A release
                 -------------------------------------------
executed in favor of PrysmTech and its members by each of John Underwood, Craig Chapin, Mike Kessler, Sean Miller and Mimi McAneny (each an "Unvested Employee") may have to, or in respect of, any participation (whether past, present or future) in profits, equity or cash flow of PrysmTech.

            (t)  Other Documents.  All other documents, instruments or writings
                 ---------------
required to be delivered to Radiant at or prior to the Closing pursuant to this Agreement and such other certificates of authority, documents, instruments or writings as Radiant may reasonably request.

     11.2.  Documents to be Delivered by Radiant.  At the Closing, Radiant
            ------------------------------------
shall deliver to the Sellers and/or the Shareholders, as appropriate, the following documents, in each case duly executed or otherwise in proper form:

            (a)  Non-Stock Consideration.  The non-stock portion of the Total
                 -----------------------
Consideration, in the form of the Term Notes executed by Radiant and payable in accordance with Section 3.1(i) hereof, and in the event of delivery of the documents described in Section 11.1(c)(ii) hereof, an executed counterpart of the Escrow Agreement.

            (b)  Security and Agency Agreement.  The Security and Agency
                 -----------------------------
Agreement described in Section 11.1(p), executed by Radiant.

            (c)  Stock Certificates.  Stock certificates evidencing the Merger
                 ------------------
Shares, executed by appropriate officers of Radiant and registered in the names of the Shareholders.

            (d)  Secretary's Certificates.  A certificate of the Secretary of
                 ------------------------
Radiant, dated as of the Closing Date, substantially in the form of Exhibit "S"
                                                                    -----------
hereto.

            (e)  Officer's Certificates.  A certificate of an executive officer
                 ----------------------
of each of Radiant, dated as of the Closing Date, substantially in the form of Exhibit "T" hereto.
-----------

            (f)  Opinion of Counsel.  A written opinion of Smith, Gambrell &
                 ------------------
Russell, counsel to Radiant, dated as of the Closing Date, addressed to the Shareholders, and substantially in the form of Exhibit "U" hereto.
                                               -----------

            (g)  Articles of Merger.  The articles of merger and/or
                 ------------------
certificates of merger contemplated by Section 1.2 duly executed on behalf of Radiant.

            (h)  Employment Agreements.  Counterparts of the Budwitz Employment
                 ---------------------
Agreement and the Rice Employment Agreement, executed on behalf of Radiant.

            (i)  Option Agreements.  The Option Agreements described in Section
                 -----------------
11.1(n), each executed by Radiant.

            (j)  Sirrom Capital Intercreditor Agreement.  The Sirrom Capital
                 --------------------------------------
Intercreditor Agreement, described in Section 11.1(p), executed on behalf of Sirrom and Radiant.

            (k)  Other Documents.  All other documents, instruments or writings
                 ---------------
required to be delivered to the Sellers and/or the Shareholders at or prior to the Closing pursuant to this Agreement and such other certificates of authority and documents as the Sellers or the Shareholders may reasonably request.

SECTION 12. TERMINATION

     12.1.  Termination.  This Agreement may be terminated at any time prior to
            -----------
the Closing:

            (a) By mutual agreement of Radiant, and the Sellers, and the Shareholders;

            (b) By the Shareholders, if they discover that any representation or warranty made by Radiant herein is false in any material respect or if Radiant shall have breached any of its material agreements and covenants contained herein in any material respect;

            (c) By Radiant, if Radiant shall discover that any representation or warranty made by the Sellers and/or the Shareholders herein is false in any material respect or if the Sellers and/or the Shareholders shall have breached any of its material agreements and covenants contained herein in any material respect;

            (d) By Radiant, provided that Radiant is not in default hereunder, if the Closing shall not have occurred on or before December 31, 1996.

            (e) By Radiant if at any time Radiant shall determine that the conditions herein cannot be satisfied.

SECTION 13. MISCELLANEOUS

     13.1.  Expenses.  Except as otherwise specifically provided herein Radiant,
            --------
on the one hand, and the Shareholders, on the other hand, shall pay their own respective expenses (and with respect to the Shareholders those of the Sellers), in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby, except that Radiant shall, at the Closing, pay the reasonable fees and expenses of counsel to the Sellers and the Shareholders incurred directly in connection with and directly relating to the transactions contemplated hereby. This Section 13.1 shall expressly survive the termination of this Agreement.

     13.2.  Entire Agreement.  This Agreement, including all schedules and
            ----------------
exhibits hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be modified, amended or terminated except by a written instrument specifically referring to this Agreement signed by the party against whom enforcement is sought.

     13.3.  Waivers and Consents.  All waivers and consents given hereunder
            --------------------
shall be in writing. No waiver by any party hereto of any breach or anticipated breach of any provision hereof by any other party shall be deemed a waiver of any other contemporaneous, preceding or succeeding breach or anticipated breach, whether or not similar, on the part of the same or any other party.

     13.4.  Notices.  All notices and other communications hereunder shall be in
            -------
writing and shall be deemed to have been given only if (i) personally delivered or (ii) three (3) business days after mailing, postage prepaid, by certified mail or (iii) when delivered (and receipted for) by an overnight delivery service, addressed in each case as follows:

            (a) If to Radiant to:

                Radiant Systems, Inc.
                Suite A, 1000 Alderman Drive
                Alpharetta, Georgia 30202
                Attn:  John H. Heyman, Executive Vice President

                with a copy in like manner to

                Smith, Gambrell & Russell
                3343 Peachtree Road, N.E.
                Suite 1800
                Atlanta, Georgia 30326-1010
                Attn:  Richard G. Greenstein

            (b) If to any of the Sellers or the Shareholders to:

                H. Martin Rice
                608 Old Lathemtown Road
                Canton, Georgia  30015

                with a copy in like manner to:

                Morris, Manning & Martin, LLP
                1600 Atlanta Financial Center, East Tower
                3343 Peachtree Road, NE
                Atlanta, Georgia 30326
                Attention:  Richard L. Haury, Esquire

Radiant, on the one hand, and the Sellers or the Shareholders, on the other, may change the address(es) for the giving of notices and communications to them or to it, as the case may be, by written notice to the other parties in conformity with the foregoing.

     13.5.  Gender.  All pronouns and any variations thereof refer to the
            ------
masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

     13.6.  Governing Law.  The interpretation and construction of this
            -------------
Agreement, and all matters relating hereto, shall be governed by the internal laws of the State of Georgia, except with respect to the filing of the articles and/or certificates of merger in which case the governing law shall be the jurisdiction in which the applicable party hereto is incorporated.

     13.7.  Arbitration.
            -----------

            (a) Any dispute, controversy or claim arising out of or relating to this Agreement or any contract or agreement entered into pursuant hereto or the performance by the parties of its or their terms shall be settled by binding arbitration held in Atlanta, Georgia in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect, except as specifically otherwise provided in this Section 13.7. The interpretation and enforceability of this Section 13.7 shall be governed exclusively by the Federal Arbitration Act, 9 U.S.C. (S)(S) 1-16.

            (b) If the matter in controversy (exclusive of attorney fees and expenses) shall appear, as at the time of the demand for arbitration, to exceed $100,000, then the panel to be appointed shall consist of three neutral arbitrators; otherwise, one neutral arbitrator.

            (c) The arbitrator(s) shall allow such discovery as the arbitrator(s) determine appropriate under the circumstances and shall resolve the dispute as expeditiously as practicable, and if reasonably practicable, within 120 days after the selection of the arbitrator(s). The arbitrator(s) shall give the parties written notice of the decision, with the reasons therefor set out, and shall have 30 days thereafter to reconsider and modify such decision if any party so requests within 10 days after the decision. Thereafter, the decision of the arbitrator(s) shall be final, binding, and nonappealable with respect to all persons, including (without limitation) persons who have failed or refused to participate in the arbitration process.

            (d) The arbitrator(s) shall have authority to award relief under legal or equitable principles, including interim or preliminary relief, and to allocate responsibility for the costs of the arbitration and to award recovery of attorneys fees and expenses in such manner as is determined to be appropriate by the arbitrator(s).

            (e) Judgment upon the award rendered by the arbitrator(s) may be entered in any court having in personam and subject matter jurisdiction.

            (f) All proceedings under this Section 13.7, and all evidence given or discovered pursuant hereto, shall be maintained in confidence by all parties.

            (g) The fact that the dispute resolution procedures specified in this Section 13.7 shall have been or may be invoked shall not excuse any party from performing its obligations under this Agreement and during the pendency of any such procedure all parties shall continue to perform their respective obligations in good faith, subject to any rights to terminate this Agreement that may be available to any party and to the right of set-off provided herein.

            (h) All applicable statutes of limitation shall be tolled while the procedures specified in this Section 13.7 are pending. The parties will take such action, if any, required to effectuate such tolling.

     13.8.  Parties in Interest.  This Agreement may not be transferred,
            -------------------
assigned, pledged or hypothecated by any party hereto, other than with the written consent of the other parties hereto and any attempted transfer, assignment, pledge or hypothecation without such consent shall be null and void and of no effect. Subject to the foregoing restrictions, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

     13.9.  Severability.  In case any provision in this Agreement shall be held
            ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

     13.10. Counterparts.  This Agreement may be executed in two or more
            ------------
counterparts, all of which taken together shall constitute one instrument.

     13.11. Confidentiality.  From the date hereof to the Closing Date, the
            ---------------
parties hereto shall maintain in confidence and not divulge or disclose, and, shall cause their respective directors, officers, employee, agents, and advisors, if any, to maintain in confidence and not divulge or disclose the existence of, and any written, oral or other information obtained in confidence from any other party in connection with, this Agreement, any Ancillary Document or the transactions contemplated hereby unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated hereunder, or (c) the furnishing or use of such information is required by legal proceedings.

     IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.


                                       RADIANT SYSTEMS, INC.


                                       By: /s/ John H. Heyman
                                           ------------------------------------
                                       Title: Executive Vice President and
                                              Chief Excutive Officer
                                              ---------------------------------

                                       3Bs ENTERPRISES, INC.


                                       By: /s/ William J. Budwitz
                                           ------------------------------------
                                       Title: President
                                              ---------------------------------



                                       5Rs ENTERPRISES, INC.


                                       By: /s/ H. Martin Rice
                                           ------------------------------------
                                       Title: President
                                              ---------------------------------



                                       THE WILLIAM J. BUDWITZ CHARITABLE
                                       REMAINDER UNITRUST


                                       By: /s/ William J. Budwitz
                                           ------------------------------------
                                       Title: Trustee
                                              ---------------------------------



                                       THE H. MARTIN RICE CHARITABLE
                                       REMAINDER UNITRUST


                                       By: /s/ H. Martin Rice
                                           ------------------------------------
                                       Title: Trustee
                                              ---------------------------------



                                       /s/ William J. Budwitz            (L.S.)
                                       ----------------------------------
                                       WILLIAM J. BUDWITZ, Individually



                                       /s/ H. Martin Rice                (L.S.)
                                       ----------------------------------
                                       H. MARTIN RICE, Individually